                                                             EXHIBIT 4.1
          _________________________________________________________________



                                 TOYOTA LEASING, INC.


                                         AND


                     FIRST BANK NATIONAL ASSOCIATION, AS TRUSTEE


                            TOYOTA AUTO LEASE TRUST 1997-A
                      AUTOMOBILE LEASE ASSET-BACKED CERTIFICATES




                            SECURITIZATION TRUST AGREEMENT



                            DATED AS OF SEPTEMBER 1, 1997



          _________________________________________________________________


                                  TABLE OF CONTENTS
                                                                            Page

RECITALS....................................................................  1

ARTICLE ONE
                                 DEFINITIONS................................  2
    Section 1.01.   Definitions.............................................  2
    Section 1.02.   Article and Section References..........................  2

ARTICLE TWO
                                 CREATION OF TRUST..........................  3
    Section 2.01.  Creation of Trust........................................  3
    Section 2.02.  Conveyance of 1997-A SUBI Interest.......................  3
    Section 2.03.  Acceptance by Trustee....................................  4

ARTICLE THREE

                             DISTRIBUTIONS; RESERVE FUND;
                           STATEMENTS TO CERTIFICATEHOLDERS.................  4
    Section 3.01.  Distributions............................................  4
    Section 3.02.  Reserve Fund............................................. 10
    Section 3.03.  Statements to Certificateholders......................... 11

ARTICLE FOUR
                                 THE CERTIFICATES........................... 14
    Section 4.01.  The Certificates......................................... 14
    Section 4.02.  Authentication and Delivery of
         Certificates....................................................... 15
    Section 4.03.  Registration of Transfer and Exchange of
                   Certificates............................................. 16
    Section 4.04.  Mutilated, Destroyed, Lost or Stolen
                   Certificates............................................. 19
    Section 4.05.  Persons Deemed Owners.................................... 19
    Section 4.06.  Access to List of Certificateholders' Names and
                   Addresses................................................ 19
    Section 4.07.  Maintenance of Office or Agency.......................... 20
    Section 4.08.  Temporary Certificates................................... 20
    Section 4.09.  Book-Entry Certificates.................................. 21
    Section 4.10.  Notices to Clearing Agency............................... 22
    Section 4.11.  Definitive Certificates.................................. 23
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                                       i

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                                  TABLE OF CONTENTS
                                                                            Page


    Section 4.12.  Tax Treatment............................................ 24

ARTICLE FIVE
                                 THE TRANSFEROR............................. 25
    Section 5.01.  Representations of Transferor............................ 25
    Section 5.02.  Liability of Transferor; Indemnities..................... 27
    Section 5.03.  Merger or Consolidation of, or
                   Assumption of the Obligations of,
                   Transferor; Certain Limitations.......................... 27
    Section 5.04.  Limitation on Liability of Transferor
         and Others......................................................... 30
    Section 5.05.  Transferor May Own Investor
         Certificates....................................................... 30
    Section 5.06.  No Transfer.............................................. 30
    Section 5.07.  Tax Matters Partner...................................... 31

ARTICLE SIX
                                 THE SECURITIZATION TRUSTEE................. 31
    Section 6.01.  Duties of Trustee........................................ 31
    Section 6.02.  Certain Matters Affecting the
         Securitization Trustee............................................. 33
    Section 6.03.  Trustee Not Liable for Certificates or
                   Contracts................................................ 34
    Section 6.04.  Trustee May Own Certificates............................. 36
    Section 6.05.  Trustee's Fees and Expenses.............................. 36
    Section 6.06.  Eligibility Requirements for Trustee..................... 36
    Section 6.07.  Resignation or Removal of Trustee........................ 37
    Section 6.08.  Successor Trustee........................................ 37
    Section 6.09.  Merger or Consolidation of Trustee....................... 38
    Section 6.10.  Appointment of Co-Trustee or Separate
                   Trustee.................................................. 39
    Section 6.11.  Representations and Warranties of
         Trustee............................................................ 40
    Section 6.12.  Tax Returns.............................................. 41
    Section 6.13.  Trustee May Enforce Claims Without
                   Possession of Certificates............................... 41
    Section 6.14.  Suit for Enforcement..................................... 42
    Section 6.15.  Rights of Certificateholders to Direct
                   Trustee.................................................. 42
    Section 6.16.  No Petition.............................................. 43
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                                      ii

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


                                                                            Page


ARTICLE SEVEN
                                 TERMINATION................................ 43
    Section 7.01.   Termination of the 1997-A Securitization
                    Trust................................................... 43
    Section 7.02.   Optional Purchase of 1997-A SUBI
                    Interest................................................ 45

ARTICLE EIGHT
                    EARLY AMORTIZATION EVENTS............................... 46

    Section 8.01.  Early Amortization Events................................ 46
    Section 8.02.  Additional Rights Upon the Occurrence of
                   Certain Events........................................... 48

ARTICLE NINE
                    MISCELLANEOUS PROVISIONS................................ 49
    Section 9.01.   Amendment............................................... 49

    Section 9.02.   Protection of Title to Trust............................ 51
    Section 9.03.   Limitation on Rights of
                    Certificateholders...................................... 52
    Section 9.04.   Governing Law........................................... 54
    Section 9.05.   Notices................................................. 54
    Section 9.06.   Severability of Provisions;
                    Counterparts............................................ 54
    Section 9.07.   Assignment.............................................. 55
    Section 9.08.   Certificates Nonassessable and Fully
                    Paid.................................................... 55

ARTICLE TEN
                                 AGENT FOR SERVICE.......................... 55
    Section 10.01.  Agent for Service of Transferor......................... 55
    Section 10.02.  Agent of Trustee........................................ 55


EXHIBITS:

Exhibit A-1   - Form of Class A-1 Certificate ..............................A-1
Exhibit A-2   - Form of Class A-2 Certificate ..............................A-2
Exhibit A-3   - Form of Class A-3 Certificate ..............................A-3
Exhibit A-4   -  ...........................................................A-4
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                                     iii

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

                                  TABLE OF CONTENTS
                                                                            Page


Exhibit B     - Form of Class B Certificate ................................B-1
Exhibit C     - Form of Transferor Certificate .............................C-1
Exhibit D-1   - Form of Non-Rule 144-A Representation
                Letter....................................................D-1-1
Exhibit D-2   - Form of Rule 144-A Representation
                Letter....................................................D-2-1
Exhibit E     - Annex of Definitions........................................E-1
Exhibit F     - Annex of Supplemental Definitions...........................F-1


                            SECURITIZATION TRUST AGREEMENT


     THIS SECURITIZATION TRUST AGREEMENT, dated as of September 1, 1997, is made with respect to the formation of the TOYOTA AUTO LEASE TRUST 1997-A (the "1997-A SECURITIZATION TRUST"), between TOYOTA LEASING, INC. a Delaware corporation ("TLI" or, in its capacity as transferor hereunder, the "Transferor"), and FIRST BANK NATIONAL ASSOCIATION, as trustee (the "SECURITIZATION TRUSTEE").

                                     RECITALS

    A. The Toyota Lease Trust (the "Titling Trust") is governed by the Amended and Restated Trust and Servicing Agreement dated as of October 1, 1996 (the "Titling Trust Agreement") among Toyota Motor Credit Corporation, a California corporation, as grantor, initial beneficiary and servicer ("TMCC" and in its capacity as servicer, the "Servicer"), TMTT, Inc. (the "TITLING TRUSTEE"), a Delaware corporation, as trustee, and, for the limited purposes stated therein, First Bank National Association ("FIRST BANK"), a national banking association. The Titling Trust acquires and holds title to various automobiles, light-duty trucks, related lease contracts and certain other assets in accordance with the terms of the Titling Trust Agreement. Capitalized terms used and not defined in these Recitals have the meanings given in Article I below.

    B. Concurrently herewith, TMCC, the Titling Trustee and First Bank have entered into the 1997-A SUBI Supplement to the Titling Agreement dated as of September 1, 1997 (the "1997-A SUBI Supplement") pursuant to which the Titling Trust, at the direction of TMCC, will create and issue to TLI a special unit of beneficial interest in the Titling Trust (the "1997-A SUBI"), whose beneficiaries generally will be entitled to the net cash flow arising from the related SUBI Portfolio (such SUBI Portfolio, the "1997-A SUBI Portfolio"). The 1997-A SUBI will be evidenced by one SUBI Certificate representing the entire beneficial interest in the 1997-A SUBI (the "1997-A SUBI Certificate").

    C. Concurrently herewith, the Titling Trustee (on behalf of the Titling Trust) and the Servicer also have entered into a Supplement 1997-A to Servicing Agreement dated as of September 1, 1997 (the "1997-A SUBI Servicing Supplement"), pursuant to which the terms of the Titling Trust Agreement will be supplemented insofar as they apply to the 1997-A SUBI Portfolio, providing for further servicing obligations that will benefit the holders of the 1997-A SUBI Certificate.

    D. Concurrently herewith, TMCC and the Transferor have entered into the 1997-A SUBI Certificate Purchase and Sale Agreement dated as of September 1, 1997 (the "SUBI Certificate Agreement"), pursuant to which TMCC sold to the Transferor, without recourse, all of TMCC's right, title and interest in and to the 1997-A SUBI and the 1997-A SUBI Certificate, all monies due thereon and the right to realize on any property subject to the 1997-A SUBI, and all proceeds thereof, all in consideration of the cash payment to TMCC of an amount equal to the Aggregate Net Investment Value of the 1997-A SUBI Portfolio as of the 1997-A Cutoff Date.

    E. The parties desire to enter into this Securitization Trust Agreement to create the 1997-A Securitization Trust, to provide for the issuance by the 1997-A Securitization Trust of certain Certificates and to provide for the exchange of those Certificates for the 1997-A SUBI Certificate in connection with a Securitized Financing by the Transferor.

    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                     ARTICLE ONE
                                     DEFINITIONS

    SECTION 1.01.  DEFINITIONS.

    For all purposes of this Securitization Trust Agreement, except as otherwise expressly provided or unless the context otherwise requires, (a) unless otherwise defined herein, all capitalized terms used herein shall have the meanings attributed to them in the Annex of Definitions or the Annex of Supplemental Definitions attached hereto as Exhibit E and Exhibit F, respectively, (b) defined terms include (i) all genders and (ii) the plural as well as the singular, (c) all references to words such as "herein", "hereof" and the like shall refer to this Securitization Trust Agreement as a whole and not to any particular article or section within this Securitization Trust Agreement, (d) the term "include" and all variations thereon shall mean "include without limitation", and (e) the term "or" shall include "and/or".

    SECTION 1.02.  ARTICLE AND SECTION REFERENCES.

    Except as otherwise specified herein, all article and section references shall be to Articles and Sections in this Securitization Trust Agreement.

                               ARTICLE TWO
                            CREATION OF TRUST

    SECTION 2.0
1. CREATION OF TRUST.

    Upon the execution of this Securitization Trust Agreement by the parties hereto, there is hereby created the Toyota Auto Lease Trust 1997-A.

    SECTION 2.02.  CONVEYANCE OF 1997-A SUBI INTEREST.

    In consideration of the Securitization Trustee's delivery to, or upon the order of, the Transferor of executed and authenticated Investor Certificates, in authorized denominations, in an aggregate amount equal to the Initial Certificate Balance, and of the executed and authenticated Transferor Certificate, the Transferor does hereby transfer, assign and otherwise convey to the Securitization Trustee, in trust for the benefit of the Certificateholders, to the full extent of the Transferor's interest therein, without recourse (subject to the Transferor's obligations herein):

         (i) all right, title and interest of the Transferor in and to the 1997-A SUBI and the 1997-A SUBI Certificate evidencing the 1997-A SUBI and all monies due thereon and paid thereon or in respect thereof;

         (ii) the right to realize upon any property that may be deemed to secure the 1997-A SUBI Interest;

         (iii) all rights accruing to the holder of the 1997-A SUBI Interest under the Titling Trust Agreement, the 1997-A SUBI Supplement and the 1997-A SUBI Servicing Supplement; and

         (iv) all proceeds of the foregoing;

PROVIDED that all monies and payments due or payable under any Residual Value Insurance Policy applicable to the 1997-A Leased Vehicles and the right to receive such payments and monies are retained by the Transferor and are not hereby transferred, assigned or otherwise conveyed to the Securitization Trustee.

    The Transferor also does hereby grant to the Securitization Trustee a security interest in all of the foregoing, and the Securitization Trustee shall have all the rights, powers and privileges of a secured party under the UCC.

    SECTION 2.03.  ACCEPTANCE BY TRUSTEE.

    The Securitization Trustee does hereby accept all consideration conveyed by the Transferor pursuant to Section 2.02 and declares that the Securitization Trustee shall hold such consideration in trust as herein set forth for the benefit of the Certificateholders, subject to the terms and provisions of this Securitization Trust Agreement.

                                ARTICLE THREE

                         DISTRIBUTIONS; RESERVE FUND;
                       STATEMENTS TO CERTIFICATEHOLDERS

    SECTION 3.01.  DISTRIBUTIONS.

         (a) On each Determination Date, pursuant to Section 4.02(g) of the 1997-A SUBI Servicing Supplement, the Servicer shall calculate the amounts to be distributed to the holder of the 1997-A SUBI Certificate, the Class A-1 Distributable Amount, the Class A-2 Distributable Amount, the Class A-3 Distributable Amount, the Class A-4 Distributable Amount, the Class B Distributable Amount, the Transferor Distributable Amount, and all other distributions to be made on the related Distribution Date.

         (b) The rights of the Class B Certificateholders to receive distributions of Interest Collections allocable to the 1997-A SUBI Interest in respect of the Class B Certificates shall be and hereby are subordinated to the rights of the Class A-1 Certificateholders, the Class A-2
Certificateholders, the Class A-3 Certificateholders and the Class A-4 Certificateholders to receive distributions of Interest Collections allocable to the 1997-A SUBI Interest to the extent provided in this subsection.

     On each Monthly Allocation Date, based on the monthly servicing report prepared by the Servicer, the Securitization Trustee shall distribute from the 1997-A SUBI Collection Account the product of (i) the Investor Percentage with respect to Interest Collections, multiplied by (ii) the Interest Collections in 1997-A SUBI Collection Account for the related Collection Period, together with any Transferor Amounts and the Reserve Fund Withdrawal Amount, if any, for such Monthly Allocation Date, and any amount of Principal Collections allocable to the Class B Certificates but applied pursuant to subsection (e)(iii) below, in the following amounts and in the following order of priority to the following accounts and Persons:

         (i) in the event of an Early Amortization Event involving an Insolvency Event, as a result of which the Securitization Trustee has elected or has been instructed to sell the property of the 1997-A Securitization Trust pursuant to Section 8.02(a), to the Securitization Trustee, the Investor Percentage of Capped Securitization Trust Administrative Expenses;

         (ii) to the Certificate Account until there has been deposited therein pursuant to this clause (ii), the Class

    A-1 Interest Distributable Amount for the next Distribution Date together with any unpaid Class A-1 Interest Carryover Shortfall, the Class A-2 Interest Distributable Amount for such Distribution Date together with any Class A-2 Interest Carryover Shortfall, the Class A-3 Interest Distributable Amount for such Distribution Date together with any Class A-3 Interest Carryover Shortfall, and the Class A-4 Interest Distributable Amount for such Distribution Date together with any Class A-4 Interest Carryover Shortfall;

         (iii) to the Certificate Account until there has been deposited therein pursuant to this clause (iii), the Class B Interest Distributable Amount for such Distribution Date, together with any unpaid Class B Interest Carryover Shortfall;

         (iv) to the Servicer, the Investor Percentage of the Capped Contingent and Excess Liability Premium in respect of the related Collection Period;

         (v) to the Titling Trustee, the Investor Percentage of Capped Titling Trust Administration Expenses;

         (vi) in circumstances other than those set forth in clause (i), the Investor Percentage of Capped Securitization Trust Administrative Expenses for the preceding Collection Period, to the Securitization Trustee;

         (vii) to the Servicer, the Investor Percentage of (a) the Servicing Fee and (b) any unpaid Servicing Fee in respect of any prior Collection Period;

         (viii) to the Certificate Account until there has been deposited therein pursuant to this clause (viii), the Class A-1 Loss Amount, the Class A-2 Loss Amount, the Class A-3 Loss Amount and the Class A-4 Loss Amount;

         (ix) to the Certificate Account until there has been deposited therein pursuant to this clause (ix), the aggregate amounts of the Class A-1 Certificate Principal Loss Amounts, Class A-2 Certificate Principal Loss Amounts,

    Class A-3 Certificate Principal Loss Amounts and Class A-4 Certificate Principal Loss Amounts, if any, for previous Distribution Dates that have not been previously deposited in the Certificate Account;

         (x) to the Certificate Account until there has been deposited therein pursuant to this clause (x), the Class A-1 Certificate Principal Loss Interest Amount, the Class A-2 Certificate Principal Loss Interest Amount, the Class A-3 Certificate Principal Loss Interest Amount and the Class A-4 Certificate Principal Loss Interest Amount, if any, for such Distribution Date;

         (xi) to the Certificate Account until there has been deposited therein pursuant to this clause (xi), the Class B Loss Amount;

         (xii) to the Certificate Account until there has been deposited therein pursuant to this clause (xii), the aggregate amount of the Class B Certificate Principal Loss Amounts and Class B Certificate Principal Carryover Shortfall, if any, for previous Distribution Dates that has not been previously deposited in the Certificate Account pursuant to this clause (xii);

         (xiii) to the Certificate Account until there has been deposited therein pursuant to this clause (xiii), the Class B Certificate Principal Loss Interest Amount and the Class B Certificate Principal Carryover Shortfall Interest Amount, if any, for such Distribution Date;

         (xiv) the Investor Percentage of Uncapped Administrative Expenses, to the Titling Trustee or the Securitization Trustee, as applicable; and

         (xv) the balance, if any, shall constitute Excess Collections and shall be applied as set forth in subsection (c) below.

Notwithstanding the foregoing, on any Distribution Date related to a Collection Period in the Revolving Period, the amounts set forth in clauses (viii) through (xiii) above shall not be deposited in the Certificate Account, but shall be treated as Principal Collections for purposes of Section 3.02 of the 1997-A SUBI Servicing Supplement.

    On each Semiannual Distribution Date, or if a Monthly Payment Event or an Early Amortization Event has occurred, then on each Monthly Distribution Date, the Securitization Trustee shall distribute to the holders of Investor Certificates of each Class the amounts deposited in the Certificate Account for such Class pursuant to the following clauses of this Section 3.01(b) and in the following order of priority: (ii), (iii), (viii), (ix), (x), (xi),
(xii) and (xiii); provided that if the amount deposited pursuant to any such clause in the Certificate Account is distributable to Class A Certificateholders and the amount available pursuant to such clause is less than the full amount due to be distributed pursuant to such clause, then such available amount shall be distributed to the Class A-1 Certificateholders, the Class A-2 Certificateholders, the Class A-3 Certificateholders and the Class A-4 Certificateholders PRO RATA on the basis of the full amounts due them pursuant to such clause.

         (c) On each Monthly Allocation Date, based on the Servicer's Certificate prepared by the Servicer, the Securitization Trustee shall distribute any Excess Collections in the following amounts and in the following order of priority:

         (i) into the Reserve Fund until the amount on deposit therein equals the Specified Reserve Fund Balance; and

         (ii)(A) if the Monthly Allocation Date relates to a Collection Period in the Revolving Period, any remainder to the Transferor, and (B) if the Monthly Allocation Date relates to a Collection Period in the Amortization Period, any remainder up to but not exceeding the product of one-twelfth of [.25%] and the Aggregate Net Investment Value as of the last day of the related Collection Period (the "Accelerated Principal Distribution Amount") to the Certificate Account as additional principal. The balance of any remainder will then be paid to the Transferor.

         (d)(i) On each Monthly Allocation Date beginning with the Monthly Allocation Date related to the Collection Period in which the Amortization Period commences and ending on the Monthly Allocation Date that is the Distribution Date on which the Class B Certificates will be paid in full, based on the Servicer's Certificate prepared by the Servicer, the Securitization Trustee shall withdraw from the 1997-A SUBI Collection Account and deposit in the Certificate Account an amount equal to the Investor Percentage of all Principal Collections collected or received in respect of the related Collection Period allocable to the 1997-A SUBI Interest.

     (ii) If a Monthly Payment Event has not occurred, the Securitization Trustee, based on the Servicer's Certificate prepared by the Servicer, shall distribute to holders of the Certificates of each Class on the Targeted Maturity Date for such Class the lesser of (x) the entire Certificate Principal Balance of such Class of Investor Certificates and (y) the sum of the amount of Principal Collections and the Accelerated Principal Distribution Amount on deposit in the Certificate Account and the Maturity Advance actually made by the Servicer in respect of such Class of Investor Certificates pursuant to Section ____ of the 1997-A SUBI Servicing Supplement.

    (iii) If on any Targeted Maturity Date the entire Certificate Principal Balance of the related Class of Investor Certificates is not distributed, then the Securitization Trustee shall, based on the Servicer's Certificate, distribute to the holders of such Class of Investor Certificates on each following Monthly Distribution Date, until the Certificate Principal Balance of such Class of Investor Certificates has been reduced to zero, the lesser of (x) the outstanding Certificate Principal Balance of such Class of Investor Certificates and (y) the amount of Principal Collections and the Accelerated Principal Distribution Amount on deposit in the Certificate Account on such Monthly Distribution Date.

    (iv) If an Early Amortization Event or a Monthly Payment Event occurs in any month, then on the Monthly Distribution Date in the next succeeding month the Securitization Trustee shall, based on the Servicer's Certificate for such Monthly Distribution

Date, distribute the sum of the Principal Collections and the Accelerated Principal Distribution Amount in the following order of priority:

         (1) to the Class A-1 Certificateholders until the Class A-1 Certificate Principal Balance is reduced to zero;

         (2) to the Class A-2 Certificateholders until the Class A-2 Certificate Principal Balance is reduced to zero;

         (3) to the Class A-3 Certificateholders until the Class A-3 Certificate Principal Balance is reduced to zero;

         (4) to the Class A-4 Certificateholders until the Class A-4 Certificate Principal Balance is reduced to zero; and

         (5) to the Class B Certificateholders until the Class B Certificate Principal Balance is reduced to zero.


         (e) On each Monthly Allocation Date for which there is a Required Amount, based on the Servicer's Certificate prepared by the Servicer, the Securitization Trustee shall apply the following amounts in the following order to the payment of the unpaid components of the Required Amount (in the order of clauses (i) through (xiv) of Section 3.01(b)) to the extent necessary to pay such components:

         (i) the Reserve Fund Withdrawal Amount;

         (ii) to the extent of any remaining Required Amount, first the Transferor Interest Distributable Amount and then the Transferor Principal Distributable Amount; and

         (iii) to the extent of any remaining unpaid components of the Required Amount in clauses (ii), (viii), (ix) and (x) of Section 3.01(b), the amounts otherwise available for distribution on account of principal to the Class B Certificateholders pursuant to Section 3.01(d).

Amounts applied pursuant to the preceding sentence on a Distribution Date in respect of the Revolving Period pursuant to clauses (viii) through (xiii) of
Section 3.01(b) shall be treated as Principal Collections and applied pursuant to Section 3.02 of the 1997-A SUBI Servicing Supplement.

    On such Distribution Date, after giving effect to all payments required to be made and all required deposits to or withdrawals from the Reserve Fund, amounts that otherwise would be payable to the Transferor in respect of the Transferor Distributable Amount (other than Transferor Amounts) will be deposited into the Reserve Fund until the amount on deposit therein equals the Specified Reserve Fund Balance, and any remaining amounts so payable to the Transferor will be distributed to the Transferor by the Securitization Trustee as follows: (A) if such Distribution Date relates to a Collection Period during the Revolving Period, the interest component of such remaining amounts will be paid in respect of the Transferor Interest Distributable Amount and (B) if such Distribution Date relates to a Collection Period during the Amortization Period,
(1) the interest component of such remaining amounts will be paid in respect of the Transferor Interest Distributable Amount and (2) if and to the extent that the Transferor Interest will be equal to or greater than zero, after all required distributions have been made on such Distribution Date, the principal component of such remaining amounts will be paid in respect of the Transferor Principal Distributable Amount. Any amounts that would otherwise be payable to the Transferor pursuant to the foregoing as the Transferor Principal Distributable Amount, but may not be so paid because the Transferor Interest would be less than or equal to zero, shall instead be distributed to the Investor Certificateholders pursuant to Section 3.01(d).

         (f) Subject to Section 7.01 respecting the final payment upon retirement of each Certificate, the Securitization Trustee shall on each Distribution Date distribute to each Certificateholder of any Class of record on the related Record Date by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register (or, if DTC, its nominee or a Clearing Agency is the relevant Certificateholder, by wire transfer of immediately available funds or pursuant to other arrangements), the amount to be distributed to such Certificateholder pursuant to such Holder's Certificates.

         (g) Amounts properly received by the Transferor pursuant to this Securitization Trust Agreement shall be free of any claim of the Securitization Trust, the Securitization Trustee or the Investor Certificateholders and shall not be available to the Securitization Trustee or the Securitization Trust for the purpose of making deposits to the Reserve Fund or making payments to the Investor Certificateholders, nor shall the Transferor be required to refund any amount properly received by it.

    SECTION 3.02.  RESERVE FUND.

         (a)(i) The Servicer shall establish and maintain with the Securitization Trustee a separate trust account to be known as the "Reserve Fund", which will include the money and other property deposited and held therein pursuant to Section 3.01(c)(i) and this Section. Funds in the Reserve Fund shall be property of the Transferor, and the Transferor hereby grants to the Securitization Trustee for the benefit of the Investor Certificateholders a security interest in all funds (including Permitted Investments) and the proceeds thereof. The Reserve Fund shall be an Eligible Account and initially shall be established with the Securitization Trustee. If for any reason the Reserve Fund is no longer an Eligible Account, the Securitization Trustee shall promptly cause the Reserve Fund to be moved to another institution or otherwise changed so that the Reserve Fund becomes an Eligible Account.

         (ii) All amounts held in the Reserve Fund shall, to the extent permitted by applicable laws, rules and regulations, be invested, as directed by the Servicer in Permitted Investments. Earnings on investment of funds in the Reserve Fund shall be paid to the Transferor on each Distribution Date, and losses and any investment expenses shall be charged against the funds on deposit therein.

         (b) On or prior to the Closing Date, the Transferor shall deposit an amount equal to the Reserve Fund Initial Deposit into the Reserve Fund. The Transferor also does hereby grant to the Securitization Trustee a security interest in such initial deposit, and the Securitization Trustee shall have all the rights and powers of a secured party under the UCC. Amounts on deposit in the Reserve Fund shall be supplemented from time to time by the deposit therein of Excess Collections otherwise distributable to the Transferor pursuant to Section 3.01(c), and amounts that otherwise would be payable to the Transferor pursuant to Section 3.01(e) but for the fact that the amount on deposit in the Reserve Fund is less than the Specified Reserve Fund Balance, to the extent described in this subparagraph (b). On each Distribution Date the amounts on deposit in the Reserve Fund shall be available for distribution as provided in Section 3.01 and, on each Distribution Date, if the amount on deposit in the Reserve Fund (after giving effect to all deposits thereto or withdrawals therefrom on such Distribution Date) is greater than the Specified Reserve Fund Balance, the Securitization Trustee will distribute any such excess amount to the Transferor, whereupon such excess amount shall no longer be available to the Securitization Trustee or the Investor Certificateholders.

         (c) Upon termination of the Securitization Trust pursuant to Section 7.01, any amounts on deposit in the Reserve Fund shall be available for payment of any remaining amounts due to the Investor Certificateholders, and for payment of any remaining amounts due to the Securitization Trustee, and after payment of such amounts due, shall be paid to the Transferor.

    SECTION 3.03.  STATEMENTS TO CERTIFICATEHOLDERS.

         (a) On each Distribution Date, the Securitization Trustee shall include with each distribution to each Certificateholder of record, a statement, prepared by the Servicer, based on information in the Servicer's Certificate furnished pursuant to Section 5.01(b) of the 1997-A SUBI Servicing Supplement, setting forth for the related Collection Period and such Distribution Date the following information as of the related Record Date or Deposit Date or such Distribution Date, as the case may be:

         (i) the Investor Percentage for such Collection Period, stated separately for Interest Collections and Loss Amounts, and for Principal Collections;

         (ii) the total amount being distributed to Investor Certificateholders in such distribution;

         (iii) the total amount being distributed to each Class of Investor Certificateholders in such distribution;

         (iv) the total amount of interest being distributed to each Class of Investor Certificateholders in such distribution;

         (v) the amount, if any, of Class A-1 Interest Carryover Shortfall, Class A-2 Interest Carryover Shortfall, Class A-3 Interest Carryover Shortfall, Class A-4 Interest Carryover Shortfall and Class B Interest Carryover Shortfall included in such distribution;

         (vi) the amount, if any, of the remaining unpaid Class A-1 Interest Carryover Shortfall, Class A-2 Interest Carryover Shortfall, Class A-3 Interest Carryover Shortfall, Class A-4 Interest Carryover Shortfall and Class B Interest Carryover Shortfall after giving effect to such distribution;

         (vii) the total amount of principal being distributed to each Class of Investor Certificateholders in such distribution;

         (viii) the Class A-1 Allocation Percentage, the Class A-2 Allocation Percentage, the Class A-3 Allocation Percentage, the Class A-4 Allocation Percentage, the Class B Allocation Percentage and the amount, if any, of the reimbursement of Class A-1 Charged-off Amounts, Class A-1 Residual Value Loss Amounts and Class A-1 Additional Loss Amounts, Class A-2 Charged-off Amounts, Class A-2 Residual Value Loss Amounts and Class A-2 Additional Loss Amounts, Class A-3 Charged-off Amounts, Class A-3 Residual Value Loss Amounts and Class A-3 Additional Loss Amounts, Class A-4

    Charged-off Amounts, Class A-4 Residual Value Loss Amounts and Class A-4 Additional Loss Amounts and Class B Charged-off Amounts, Class B Residual Value Loss Amounts and Class B Additional Loss Amounts being included in such distribution;

         (ix) the amount, if any, of the reimbursement of Class A-1 Certificate Principal Loss Amounts, Class A-2 Certificate Principal Loss Amounts, Class A-3 Certificate Principal Loss Amounts, Class A-4 Certificate Principal Loss Amounts and Class B Certificate Principal Loss Amounts included in such distribution;

         (x) the amount, if any, of the aggregate of unreimbursed Class A-1 Certificate Principal Loss Amounts, Class A-2 Certificate Principal Loss Amounts, Class A-3 Certificate Principal Loss Amounts, Class A-4 Certificate Principal Loss Amounts and Class B Certificate Principal Loss Amounts after giving effect to such distribution;

         (xi) the amount, if any, of accrued Class A-1 Certificate Principal Loss Interest Amounts, Class A-2 Certificate Principal Loss Interest Amounts, Class A-3 Certificate Principal Loss Interest Amounts, Class A-4 Certificate Principal Loss Interest Amounts and Class B Certificate Principal Loss Interest Amounts included in such distribution;

         (xii) the amount, if any, of accrued and unpaid Class A-1 Certificate Principal Loss Interest Amounts, Class A-2 Certificate Principal Loss Interest Amounts, Class A-3 Certificate Principal Loss Interest Amounts, Class A-4 Certificate Principal Loss Interest Amounts and Class B Certificate Principal Loss Interest Amounts after giving effect to such distribution;

         (xiii) the amount, if any, of accrued and unpaid Class B Certificate Principal Carryover Shortfall after giving effect to such distribution;

         (xiv) the Investor Percentage of the Servicing Fee allocable to the 1997-A SUBI Interest for such Distribution Date and any unpaid previous such amounts with respect to prior Distribution Dates;

         (xv) the Certificate Balance, the Class A-1 Certificate Balance, the Class A-2 Certificate Balance, the Class A-3 Certificate Balance, the Class A-4 Certificate Balance, the Class B Certificate Balance, the Class A-1 Certificate Factor, the Class A-2 Certificate Factor, the Class A-3 Certificate Factor, the Class A-4 Certificate Factor and the Class B Certificate Factor, each after giving effect to such distribution;

         (xvi) the Transferor Amount, if any, included in such distribution and the amount of the Transferor Interest, after giving effect to all payments made on such Distribution Date;

         (xvii) the Reserve Fund Withdrawal Amount, if any, included in such distribution;

         (xviii) the Aggregate Net Investment Value as of the end of such Collection Period;

         (xix) the portion of any Required Amount included in the distribution to Investor Certificateholders, the amount on deposit in the Reserve Fund on such Distribution Date, after giving effect to such distributions, the change in such balance from the immediately preceding Distribution Date and the Specified Reserve Fund Balance;

         (xx) the amount of Payments Ahead on deposit in the 1997-A SUBI Collection Account and representing Monthly Contract Payments due in one or more immediately subsequent Collection Periods and the change in such balance from the immediately preceding Distribution Date;

         (xxi) the amount of Advances made in respect of such Distribution Date, the amount of Outstanding Advances on such Distribution Date and the change in such amount from the immediately preceding Distribution Date; and

         (xxii) the weighted average Contract Rate of the Contracts in the 1997-A SUBI Portfolio for the immediately preceding Collection Period and the Charge-off Rate and Delinquency Percentage for each of the three immediately preceding Collection Periods.

[Each amount set forth pursuant to subclauses (ii) through (xiii) above shall be expressed as a dollar amount per $1,000 of original principal balance of an Investor Certificate.] Any Certificate Owner may obtain a copy of any such statement, of any Servicer's Certificate required pursuant to Section 5.01(b) of the 1997-A SUBI Servicing Supplement, any annual report of Independent Accountants required pursuant to Section 5.02 of the 1997-A SUBI Servicing Supplement, and of any annual Officer's Certificate required pursuant to Section
5.03 of the 1997-A SUBI Servicing Supplement, upon written request to the Securitization Trustee at the Corporate Trust Office.

         (b) Within a reasonable period of time after the end of each calendar year, but not later than the latest date permitted by law, the Securitization Trustee shall mail to each Person who at any time during such calendar year shall have been a Holder of an Investor Certificate, a statement or statements which in the aggregate contain the sum of the amounts set forth in clauses
(a)(ii) through (xiii) in Section 3.03(a) for such calendar year or, in the event such Person shall have been a Holder of an Investor Certificate during a portion of such calendar year, for the applicable portion of such year, for the purposes of such Certificateholder's preparation of federal income tax returns. In addition, the Servicer shall furnish to the Securitization Trustee for distribution to such Person at such time any other information reasonably necessary under applicable law for the preparation of such income tax returns.

                                     ARTICLE FOUR
                                   THE CERTIFICATES

    SECTION 4.0

1. THE CERTIFICATES.

         (a) The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class B Certificates and the Transferor Certificate shall be substantially in the form of Exhibits A-1, A-2, A-3, A-4, B and C, respectively, to this Securitization Trust Agreement. The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates and the Class A-4 Certificates shall be issuable in minimum denominations of $1,000 and integral multiples in excess thereof and the Class B Certificates shall be issuable in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof (provided that no Class B Certificate may be issued or transferred in a denomination that would cause there to be, immediately after such issuance or transfer, one hundred (100) or more Class B Certificateholders); PROVIDED, HOWEVER, that one Class A-1 Certificate, one Class A-2 Certificate, one Class A-3 Certificate, one Class A-4 Certificate and one Class B Certificate may be issued in a denomination that includes any remaining portion of the Initial Class A-1 Certificate Balance, the Initial Class A-2 Certificate Balance, the Initial Class A-3 Certificate Balance, the Initial Class A-4 Certificate Balance and the Initial Class B Certificate Balance, respectively (each, a "Residual Certificate"). A single Transferor Certificate shall be issued. The Certificates shall be executed on behalf of the Transferor by manual or facsimile signature of an officer of the Transferor. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Securitization Trustee shall not be rendered invalid, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. All Certificates shall be dated the date of their authentication.

         (b) The Investor Certificates shall represent fractional undivided interests in the 1997-A Securitization Trust, including the right to receive the Investor Percentage of Interest Collections and Principal Collections and the other amounts at the times and in the amounts specified in this Securitization Trust Agreement. The Transferor Certificate shall represent the interest in the 1997-A Securitization Trust not represented by the Investor Certificates.

    SECTION 4.02.  AUTHENTICATION AND DELIVERY OF CERTIFICATES.

    In exchange for, and simultaneously with the sale, assignment and transfer to the Securitization Trustee of the 1997-A SUBI Interest, the 1997-A SUBI Certificate and the other assets of the 1997-A Securitization Trust, the Securitization Trustee shall cause to be executed, authenticated and delivered to or upon the order of the Transferor Investor Certificates in authorized denominations equaling in the aggregate the sum of the Initial Class A-1 Certificate Balance, the Initial Class A-2 Certificate Balance, the Initial Class A-3 Certificate Balance, the Initial Class A-4 Certificate Balance and the Initial Class B Certificate Balance, and the Transferor Certificate, each duly authorized by the Securitization Trustee, and evidencing the entire ownership of the Securitization Trust. No Certificate shall be entitled to any benefit under this Securitization Trust Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A-1, A-2, A-3, A-4, B or C to this Securitization Trust Agreement, as the case may be, executed by the Securitization Trustee by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered under this Securitization Trust Agreement.

    SECTION 4.03.  REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.

         (a) The Certificate Registrar shall maintain a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Register shall provide for the registration of Certificates and transfers and exchanges of Certificates as provided in this Securitization Trust Agreement. The Securitization Trustee is hereby initially appointed Certificate Registrar for the purpose of registering

Certificates and transfers and exchanges of Certificates as provided in this Securitization Trust Agreement. In the event that, subsequent to the Closing Date, the Securitization Trustee notifies the Servicer that it is unable to act as Certificate Registrar, the Servicer shall appoint another bank or trust company, having an office or agency located in the Borough of Manhattan, The City of New York, agreeing to act in accordance with the provisions of this Securitization Trust Agreement applicable to it, and otherwise acceptable to the Securitization Trustee, to act as successor Certificate Registrar under this Securitization Trust Agreement.

    The Transferor Certificate shall be owned by the Transferor and may not be transferred, as provided by Section 5.06.

    No transfer of a Class B Certificate shall be made unless the registration requirements of the Securities Act and any applicable state securities laws are complied with, or such transfer is exempt from the registration requirements under the Securities Act and such state securities laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such state securities laws, the Securitization Trustee shall require that the transferee execute a representation letter acceptable to and in form and substance satisfactory to the Securitization Trustee (PROVIDED that the forms attached as Exhibits D-1 and D-2 shall be deemed acceptable if they are completed in a manner acceptable to the Securitization Trustee) certifying to the Securitization Trustee the facts surrounding such transfer, which representation letter shall not be an expense of the Securitization Trustee, the Transferor or the Servicer. The Holder of a Class B Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securitization Trustee, the Transferor and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with the Securities Act and such state laws. Neither the Transferor, the Servicer nor the Securitization Trustee is under any obligation to register the Class B Certificates under the Securities Act or any state securities laws.

    Notwithstanding anything to the contrary contained herein, no resale or other transfer of a Class B Certificate or any interest therein shall be made unless (i) immediately after giving effect to such resale or other transfer, there would be less than 100 Class B Certificateholders and (ii) the Securitization Trustee shall have received either a representation letter or Opinion of Counsel from the prospective transferee of such Class B Certificate, in form and substance satisfactory to the Transferor and the Securitization Trustee (provided that the forms attached as Exhibits D-1 and D-2 shall be deemed acceptable), to the effect that (A) such transferee will not acquire such Class B Certificate with the assets of any "employee benefit plan" as defined in Section 3(3) of ERISA, (B) no "prohibited transaction" under ERISA or the Code will occur in connection with such prospective transferee's acquisition of such Class B Certificate, (C) the acquisition of such Class B Certificate is subject to a statutory or administrative exemption, specified in such letter or opinion, from the "prohibited transaction" provisions of ERISA and the Code, and (D) if the transferee is a partnership, grantor trust or S corporation for federal income tax purposes (a "Flow-Through Entity"), any Class B Certificates owned by such Flow-Through Entity will represent less than 50% of the value of all the assets owned by such Flow-Through Entity and no special allocation of income, gain, loss, deduction or credit from such Class B Certificates will be made among the beneficial owners of such Flow-Through Entity. Each prospective transferee of any Class B Certificate will be required to represent to the Securitization Trustee whether it will purchase such Class B Certificate with the assets of an "employee benefit plan" as defined under ERISA or other benefit plan investor.

    The Class B Certificates, this Securitization Trust Agreement and related documents may be amended or supplemented from time to time to modify restrictions on and procedures for resale and other transfer of such Class B Certificates to reflect any change in applicable law or regulation (or the interpretation thereof) or practices relating to the resale or transfer of restricted securities generally.

         (b) Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office of the Securitization Trustee in its capacity as Certificate Registrar, or at the office of the agent of the Securitization Trustee as Certificate Registrar, who shall initially be First Trust of New York, National Association, 100 Wall Street, 20th Floor, New York, New York 10005, in the Borough of Manhattan, the City of New York, or the appropriate office of any successor Certificate Registrar, the Securitization Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class in authorized denominations of a like aggregate principal amount.

         (c) At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class of authorized denominations of a like aggregate principal amount, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Securitization Trustee on behalf of the 1997-A Securitization Trust shall execute, authenticate and deliver the Certificates that the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Securitization Trustee and the Certificate Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

         (d) No service charge shall be made to any Holder for any registration of transfer or exchange of Certificates, but the Securitization Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         (e) All Certificates surrendered for registration of transfer and exchange shall be cancelled and subsequently destroyed by the Securitization Trustee.

         (f) No Class B Certificate shall be listed for trading on any recognized securities exchange.

    SECTION 4.04.  MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

    If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Certificate Registrar and the Securitization Trustee such security or indemnity as may be required by them to save each of them and the Securitization Trust harmless, then, in the absence of notice that such Certificate has been acquired by a bona fide purchaser, the Securitization Trustee on behalf of the 1997-A Securitization Trust shall execute and the Securitization Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and fractional undivided interest. In connection with the issuance of any new Certificate under this Section, the Securitization Trustee may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the 1997-A Securitization Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time, and any such lost, stolen or destroyed Certificate shall, upon issuance of any such duplicate Certificate, be null, void and of no effect.

    SECTION 4.05.  PERSONS DEEMED OWNERS.

    Prior to due presentation of a Certificate for registration of transfer, the Securitization Trustee, the Certificate Registrar and any of their respective agents may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 3.01 and for all other purposes whatsoever, and neither the Securitization Trustee, the Certificate Registrar nor any of their respective agents shall be affected by any notice to the contrary.

    SECTION 4.06.  ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES.

    The Certificate Registrar shall furnish or cause to be furnished to the Servicer, within 15 days after receipt by the Certificate Registrar of a written request therefor from the Servicer, a list, in such form as the Servicer may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Certificateholders or holders of Investor Certificates evidencing not less than 25% of the aggregate Percentage Interests of any Class (hereinafter referred to as "Applicants") apply in writing to the Securitization Trustee, and such application states that the Applicants desire to communicate with other Investor Certificateholders with respect to their rights under this Securitization Trust Agreement or under the Certificates and such application is accompanied by a copy of the communication that such Applicants propose to transmit, then the Securitization Trustee shall, within five Business Days after the receipt of such application, afford such Applicants access, during normal business hours, to the current list of Investor Certificateholders. Every Certificateholder, by receiving and holding a Certificate, agrees with the Servicer and the Securitization Trustee that neither the Servicer nor the Securitization Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders under the Agreement, regardless of the source from which such information was derived.

    SECTION 4.07.  MAINTENANCE OF OFFICE OR AGENCY.

    The Securitization Trustee shall maintain in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange.
The initial such agency shall be c/o First Trust of New York, National Association, 100 Wall Street, 20th Floor, New York, New York 10005; PROVIDED that a copy of any such Certificate surrendered shall be sent to the Securitization Trustee at the Corporate Trust Office. The Securitization Trustee shall give prompt written notice to the Transferor, the Servicer and the Certificateholders of any change in the location of any such office or agency. Notices and demands to or upon the Securitization Trustee in respect of the Certificates and this Securitization Trust Agreement shall not be sent to such office or agency, but shall be sent as set forth in Section 10.02.

    SECTION 4.08.  TEMPORARY CERTIFICATES.

    Pending the preparation of definitive Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates or Class A-4 Certificates, the Securitization Trustee, on behalf of the 1997-A Securitization Trust, may execute, authenticate and deliver, temporary Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates or Class A-4 Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates or Class A-4 Certificates in lieu of which they are issued. If temporary Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates or Class A-4 Certificates are issued, the Transferor will cause definitive Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates or Class A-4 Certificates to be prepared without unreasonable delay. After the preparation of definitive Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates or Class A-4 Certificates, the temporary Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates or Class A-4 Certificates shall be exchangeable for definitive Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates or Class A-4 Certificates upon surrender of the temporary Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates or Class A-4 Certificates at the office or agency to be maintained as provided in Section 4.07, without charge to the Holder.
Upon surrender for cancellation of any one or more temporary Class A Certificates, the Securitization Trustee shall execute and authenticate and deliver in exchange therefor a like principal amount of definitive Class A Certificates in authorized denominations. Until so exchanged the temporary Class A Certificates shall in all respects be entitled to the same benefits under the Agreement as definitive Class A Certificates.

    SECTION 4.09.  BOOK-ENTRY CERTIFICATES.

    The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates and the Class A-4 Certificates, upon original issuance will be issued in the form of one or more typewritten certificates representing the Book-Entry Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Transferor. The certificate or certificates delivered to DTC evidencing such Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates and the Class A-4 Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates or the Class A-4 Certificates, except as provided in Section
4.11. Unless otherwise specified in this Securitization Trust Agreement, unless and until definitive, fully registered Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates and the Class A-4 Certificates (the "Definitive Certificates") have been issued to Certificate Owners pursuant to
Section 4.11:

         (i) the provisions of this Section shall be in full force and effect;

         (ii) the Transferor, the Servicer, the Certificate Registrar and the Securitization Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates and the Class A-4 Certificates) as the authorized representative of the Certificate Owners;

         (iii) to the extent that the provisions of this Section conflict with any other provisions of the Agreement, the provisions of this Section shall control;

         (iv) the rights of Certificate Owners shall be exercised only through (or through procedures established by) the Clearing Agency and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Certificates are issued pursuant to Section 4.11, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates and the Class A-4 Certificates to such Clearing Agency Participants; and

         (v) whenever this Securitization Trust Agreement requires or permits actions to be taken based upon instructions or directions of Holders of Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates or Class A-4 Certificates evidencing a specified aggregate Percentage Interest thereof the Clearing Agency shall be deemed to represent such percentage (if and to the extent that it will act on behalf of Certificate Owners and/or Clearing Agency Participants) only to the extent that it has received instructions to such effect from Certificate Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentages of the beneficial interest in Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates or Class A-4 Certificates and has delivered such instructions to the Securitization Trustee.

    SECTION 4.10. NOTICES TO CLEARING AGENCY.

    Whenever notice or other communication to the Class A-1 Certificateholders, Class A-2 Certificateholders, the Class A-3 Certificateholders, or the Class A-4 Certificateholders is required under this Securitization Trust Agreement, other than to the Holder of the Residual Certificate with respect to the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates or the Class A-4 Certificates, respectively, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 4.11, the Securitization Trustee and the Servicer shall give all such notices and communications specified herein to be given to Holders of the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3

Certificates, or the Class A-4 Certificates to the Clearing Agency.

    SECTION 4.11. DEFINITIVE CERTIFICATES.

    If (i)(A) the Transferor advises the Securitization Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities as described in the letter of representations among the Transferor, the Securitization Trustee and the Clearing Agency and (B) the Securitization Trustee or the Transferor is unable to locate a qualified successor, (ii) the Transferor at its option, advises the Securitization Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency, or (iii) after the occurrence of an Early Amortization Event, Certificate Owners representing beneficial interests in the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates and the Class A-4 Certificates (voting together as a single class) aggregating not less than 51% of the Percentage Interests advise the Securitization Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners, then the Securitization Trustee shall notify all Certificate Owners, through the Clearing Agency, of the occurrence of such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Securitization Trustee of the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates or the Class A-4 Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Securitization Trustee shall issue the Definitive Certificates and deliver such Definitive Certificates in accordance with the instructions of the Clearing Agency. None of the Transferor, the Certificate Registrar or the Securitization Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Securitization Trustee shall recognize the Holders of the Definitive Certificates as Class A-1 Certificateholders, Class A-2 Certificateholders, Class A-3 Certificateholders or Class A-4

Certificateholders hereunder, as applicable. The Securitization Trustee shall not be liable if the Securitization Trustee or the Transferor is unable to locate a qualified successor Clearing Agency.

    SECTION 4.12. TAX TREATMENT.

    (a) It is the intention of the Transferor and the Investor Certificateholders that the Investor Certificates will be indebtedness of the Transferor for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Transferor, the Securitization Trustee and each Holder of an Investor Certificate (or Certificate Owner) by acceptance of its Investor Certificate (or, in the case of a Certificate Owner, by virtue of such Certificate Owner's acquisition of a beneficial interest therein) agree to treat the Investor Certificates (or beneficial interest therein), for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as secured indebtedness of the Transferor and to report the transactions contemplated by this Securitization Trust Agreement on all applicable tax returns in a manner consistent with such treatment. Each Holder of an Investor Certificate agrees that it will cause any Certificate Owner acquiring an interest in a Certificate through it to comply with this Securitization Trust Agreement as to treatment as secured indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. Each Holder of an Investor Certificate also agrees that it will not be entitled to any of the tax benefits related to the Contracts and Leased Vehicles, including any of the depreciation deductions resulting therefrom.

    (b) In the event that, notwithstanding the statement of intentions and undertakings set forth in Section 4.12(a), it is finally determined that the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates and/or the Class B Certificates do not evidence indebtedness of the Transferor for all income and franchise tax purposes, but rather represent an equity interest in the assets of the 1997-A Securitization Trust, then the Transferor, the

Securitization Trustee, each Holder of such Investor Certificate and each Certificate Owner thereof, by virtue of acquiring a beneficial interest therein, all agree (i) to treat such Investor Certificates, together with the Transferor Certificate, as representing an interest in a partnership for all tax purposes, (ii) to treat all payments in respect of such Investor Certificates (to the extent not a return of capital) as a "guaranteed payment" thereon made pursuant to Section 707(c) of the Code, and (iii) to allocate all other items of income, gain, deduction, loss or credit with respect to the assets and operations of the 1997-A Securitization Trust to the Transferor.

                                ARTICLE FIVE
                               THE TRANSFEROR

    SECTION 5.01.  REPRESENTATIONS OF TRANSFEROR.

    The Transferor hereby makes the following representations on which the Securitization Trustee relies in accepting the 1997-A SUBI Interest and 1997-A SUBI Certificate in trust and authenticating the Certificates. The representations speak as of the execution and delivery of this Securitization Trust Agreement, but shall survive the sale, transfer and assignment of the 1997-A SUBI Interest and 1997-A SUBI Certificate to the Securitization Trustee.

         (a) ORGANIZATION AND GOOD STANDING. The Transferor is a corporation duly incorporated and validly existing and in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted, and has power, authority and legal right to acquire, own and sell the 1997-A SUBI Interest and 1997-A SUBI Certificate.

         (b) DUE REGISTRATION. The Transferor is duly registered as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications, except where the failure to so qualify or to have obtained such licenses and approvals would not have a material adverse effect on the earnings, business affairs or business prospects of the Transferor.

         (c) POWER AND AUTHORITY. The Transferor has the power and authority to execute and deliver this Securitization Trust Agreement and to carry out its terms, the Transferor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Securitization Trustee as part of the 1997-A Securitization Trust and has duly authorized such sale and assignment to the Securitization Trustee by all necessary action; and the execution, delivery and performance of this Securitization Trust Agreement have been duly authorized by the Transferor by all necessary corporate action.

         (d) VALID SALE; BINDING OBLIGATIONS. This Securitization Trust Agreement evidences a valid sale, transfer and assignment of the 1997-A SUBI Interest and 1997-A SUBI Certificate, enforceable against creditors of and purchasers from the Transferor; and constitutes a legal, valid and binding obligation of the Transferor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

         (e) NO VIOLATION. The consummation of the transactions contemplated by this Securitization Trust Agreement and the fulfillment of the terms of this Securitization Trust Agreement do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of incorporation of the Transferor, or conflict with or violate any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which the Transferor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Securitization Trust Agreement); nor violate any law or, to the best of the Transferor's knowledge, any order, rule or regulation applicable to the Transferor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties; which breach, default, conflict, lien or violation would have a material adverse effect on the earnings, business affairs or business prospects of the Transferor.

         (f) NO PROCEEDINGS. There are no proceedings or investigations pending, or to the Transferor's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties: (i) asserting the invalidity of this Securitization Trust Agreement or the Certificates, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Securitization Trust Agreement,
(iii) seeking any determination or ruling that might materially and adversely affect the performance by the Transferor of its obligations under, or the validity or enforceability of, this Securitization Trust Agreement or the Certificates or (iv) relating to the Transferor and which might adversely affect the federal, Delaware or Illinois income tax attributes of the Certificates.

         (g) TITLE TO 1997-A SUBI CERTIFICATE. The Transferor has good title to, and is the sole legal and beneficial owner of, the 1997-A SUBI Certificate, free and clear of all Liens.

         (h) CONSENTS AND APPROVALS. The Transferor has obtained or made all necessary licenses, consents, approvals, waivers and notifications of creditors, lessors and other nongovernmental Persons, in each case in connection with the execution and delivery of this Securitization Trust Agreement and the consummation of all the transactions herein contemplated, and the Transferor is not required to obtain the consent of any other party or the consent, license, approval, or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Securitization Trust Agreement.

    SECTION 5.02.  LIABILITY OF TRANSFEROR; INDEMNITIES.

         (a) The Transferor shall be liable in accordance with this Securitization Trust Agreement only to the extent of the obligations in this Securitization Trust Agreement specifically undertaken by the Transferor in such capacity under this Securitization Trust Agreement and shall have no other obligations or liabilities hereunder.

         (b) The Transferor agrees to be, and shall be, liable (as if the 1997-A Securitization Trust were a limited partnership under the [California Limited Partnership Act] in which the Transferor is the general partner) without limitation for all liabilities (including taxes), contracts, expenses, indemnity payments and other charges of the 1997-A Securitization Trust, other than distributions to Certificateholders.

    SECTION 5.03. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, TRANSFEROR; CERTAIN LIMITATIONS.


         (a) Any Person (i) into which the Transferor may be merged or consolidated, (ii) which may result from any merger, conversion or consolidation to which the Transferor shall be a party or (ii) which may succeed to all or substantially all of the business of the Transferor, shall be the successor to the Transferor under this Securitization Trust Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Securitization Trust Agreement, except that if the Transferor in any of the foregoing cases is not the surviving entity, then the surviving entity shall execute an agreement of assumption to perform every obligation of the Transferor either generally or specifically as provided herein. The Transferor shall provide notice of any merger, consolidation or succession pursuant to this Section to each Rating Agency and shall receive from each Rating Agency a letter to the effect that such merger, consolidation, or succession will not result in a qualification, downgrading or withdrawal of the then-current rating assigned to any Rated Certificates.

         (b)(i) Subject to subparagraph (ii) below, the purpose of the Transferor shall be to engage in any lawful activity for which a corporation may be organized under the laws of the State of California.

           (ii) Notwithstanding subparagraph (b)(i) above, the purpose of the Transferor shall be limited to the following purposes:

         (A) to acquire from time to time from TMCC all right, title and interest in and to the SUBI Certificates evidencing units of beneficial interest in the SUBI Assets;

         (B) to acquire, own, hold, service, sell, assign, pledge and otherwise deal with the SUBI Certificates and SUBI Assets, related insurance policies, related agreements with TMCC and any proceeds or further rights associated with any of the foregoing;

         (C) to sell, assign, transfer, convey and/or pledge all or any part of each such SUBI Certificate to one or more trusts or other persons or legal entities pursuant to one or more Securitization Trust Agreements, indentures or similar agreements (the "Agreements") to be entered into by and among TMCC, as servicer, the Transferor and each other pledgee or transferee named therein (the "transferees");

         (D) to sell any series or class of asset-backed certificates or other securities issued by or evidencing interests in the transferees or obligations of the transferees or the Transferor under the related Agreements, including the Investor Certificates ("Securities");

         (E) to hold and enjoy all of the rights and privileges of any Securities so issued under the related Securitization Trust Agreements;

         (F) to perform its obligations under the Securitization Trust Agreements, indentures or similar agreements; and

         (G) to engage in any activity and to exercise any powers permitted to corporations under the laws of the State of California that are related or incidental to the foregoing and necessary, convenient and advisable to accomplish the foregoing.

         (c) Notwithstanding any other provision of this Section and any provision of law, the Transferor shall not do any of the following:

         (i) engage in any business or activity other than as set forth in clause (b) above;

         (ii) [without the affirmative vote of a majority of the members of the Board of Directors of the Transferor (which must include the affirmative vote of all Independent Directors of the Transferor, as required by certificate of incorporation of the Transferor), (A) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (B) consent to the institution of bankruptcy or insolvency proceedings against it, (C) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Transferor or a substantial part of its property, (E) make a general assignment for the benefit of creditors, (F) admit in writing its inability to pay its debts generally as they become due, or (G) take any corporate action in furtherance of the actions set forth in clauses (A) through (F) above];

         (iii) without the unanimous affirmative vote of the members of the Board of Directors of the Transferor, merge or consolidate with any other Person or sell all or substantially all of its assets or acquire all or substantially all of the assets or capital stock or other ownership interest of any other Person, (provided that such restrictions shall not limit the acquisition of SUBI Certificates or the ability of the Transferor to sell, assign, transfer, convey and/or pledge all or any part of any SUBI Certificate in accordance with Section 5.03(b)(ii) hereof, financing, and refinancing of, or otherwise dealing with, beneficial interests in the Titling Trust in accordance with the terms of subparagraph (b)(ii) above, which shall not be otherwise restricted by this Section 5.03(c)); or

         (iv) so long as any outstanding debt of the Transferor or Securities are rated by any nationally recognized statistical rating agency issue, unsecurited notes or otherwise borrow money unless

         (A) the Transferor has made a written request to the related nationally recognized rating agency to issue unsecured notes or incur borrowings and such notes or borrowings are rated by the related nationally recognized rating agency the same as or higher than the rating afforded any outstanding rated debt or Securities, or

         (B) such notes or borrowings (1) are fully subordinated (and which shall provide for payment only after payment in respect of all outstanding rated debt and/or Securities) or are nonrecourse against any assets of the Transferor other than the assets pledged to secure such notes or borrowings, (2) do not constitute a claim against the Transferor in the event that such assets are insufficient to pay such notes or borrowings, and (3) where such notes or borrowings are secured by the rated debt or Securities, are fully subordinated (and which shall provide for payment only after payment in respect of all outstanding rated debt and/or Securities) to such rated debt or Securities.

    SECTION 5.04.  LIMITATION ON LIABILITY OF TRANSFEROR AND OTHERS.

    The Transferor and any director or officer or employee or agent of the Transferor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under this Securitization Trust Agreement.

    SECTION 5.05.  TRANSFEROR MAY OWN INVESTOR CERTIFICATES.

    Each of the Transferor and any Person controlling, controlled by or under common control with the Transferor may in its individual or any other capacity become the owner or pledgee of Investor Certificates with the same rights as it would have if it were not the Transferor or such an affiliate thereof except as otherwise specifically provided in the definition of the term "Certificateholder." Investor Certificates so owned by or pledged to the Transferor or such controlling or commonly controlled Person shall have an equal and proportionate benefit under the provisions of this Securitization Trust Agreement, without preference, priority or distinction as among all of the Investor Certificates. The Transferor will give notice to each Rating Agency if any such controlling or commonly controlled Person shall at any time become the owner or pledgee of Investor Certificates.

    SECTION 5.06.  NO TRANSFER.

    The Transferor on behalf of itself and its successors and assigns hereby covenants that it will not transfer, pledge or assign to any Person the Transferor Certificate or any part of its right to receive any Excess Collections pursuant to Section 3.01(c).

    SECTION 5.07.  TAX MATTERS PARTNER.

    In the event that the 1997-A Securitization Trust is recharacterized as a partnership for tax purposes, the Transferor shall act as "Tax Matters Partner"
(i) to represent the Transferor and the Class B Certificateholders, in their capacities as partners in a partnership for tax purposes, before taxing authorities or courts of competent jurisdiction in any tax matters affecting the 1997-A Securitization Trust as a tax partnership; and (ii) to execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents binding the Class B

Certificateholders with respect to such tax matters or otherwise affecting their rights, including, but not limited to, extending the statute of limitations for assessment of tax deficiencies against the Class B Certificateholders and adjusting the 1997-A Securitization Trust's federal, state or local tax returns. The Transferor shall not be liable to the 1997-A Securitization Trust or to any Certificateholder for any action taken or omitted by the Transferor with regard to such tax matters or otherwise as a result of its holding the position of Tax Matters Partner.

                                     ARTICLE SIX
                              THE SECURITIZATION TRUSTEE

    SECTION 6.0
1. DUTIES OF TRUSTEE.

    (a) The Securitization Trustee, both prior to and after the occurrence of an Event of Servicing Termination under the 1997-A SUBI Servicing Supplement, undertakes to perform such duties and only such duties as are specifically set forth in this Securitization Trust Agreement.

    (b) The Securitization Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Securitization Trustee that shall be specifically required to be furnished pursuant to any provision of this Securitization Trust Agreement, shall examine them to determine whether they conform on their face to the requirements of this Securitization Trust Agreement.

    (c) No provision of this Securitization Trust Agreement shall be construed to relieve the Securitization Trustee from liability for its own negligent action, its own negligent failure to act, its own bad faith or its own willful misfeasance; PROVIDED, HOWEVER, that

         (i) the duties and obligations of the Securitization Trustee shall be determined solely by the express provisions of this Securitization Trust Agreement, the Securitization Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Securitization Trust Agreement, no implied covenants or obligations shall be read into this Securitization Trust Agreement against the Securitization Trustee, the permissive right of the Securitization
    Trustee to do things enumerated in this Securitization Trust Agreement shall not be construed as a duty and, in the absence of bad faith on the part of the Securitization Trustee, the Securitization Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Securitization Trustee and conforming on their face to the requirements of this Securitization Trust Agreement;

         (ii) the Securitization Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Securitization Trustee was negligent in performing its duties in accordance with the terms of this Securitization Trust Agreement; and

         (iii) the Securitization Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken in good faith in accordance with the direction of the Holders of Investor Certificates evidencing not less than 51% of the aggregate Percentage Interest relating to the time, method and place of conducting any proceeding for any remedy available to the Securitization Trustee, or exercising any trust or power conferred upon the Securitization Trustee, under this Securitization Trust Agreement or the Titling Trust Agreement (as supplemented by the 1997-A SUBI Supplement).

         (d) The Securitization Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under this Securitization Trust Agreement, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (e) All information obtained by the Securitization Trustee regarding the Obligors and the Contracts contained in the 1997-A SUBI, whether upon the exercise of its rights under this Securitization Trust Agreement or otherwise, shall be maintained by the Securitization Trustee in confidence and shall not be disclosed to any other Person, unless such disclosure is required by any applicable law or regulation or pursuant to subpoena.

    SECTION 6.02.  CERTAIN MATTERS AFFECTING THE SECURITIZATION TRUSTEE.

         (a) Except as otherwise provided in Section 6.01:

         (i) the Securitization Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of an authorized signatory, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (ii) the Securitization Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Securitization Trust Agreement in good faith and in accordance with such Opinion of Counsel;

         (iii) the Securitization Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Securitization Trust Agreement or the Titling Trust Agreement (as supplemented by the 1997-A SUBI Supplement), or to institute, conduct or defend any litigation under this Securitization Trust Agreement or the Titling Trust Agreement (as supplemented by the 1997-A SUBI Supplement), or in relation to this Securitization Trust Agreement or the Titling Trust Agreement (as supplemented by the 1997-A SUBI Supplement), at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Securitization Trust Agreement or the

    Titling Trust Agreement (as supplemented by the 1997-A SUBI Supplement), unless such Certificateholders shall have offered to the Securitization Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby;

         (iv) the Securitization Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Securitization Trust Agreement;

         (v) the Securitization Trustee shall not be bound to recalculate, reverify, or make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Investor Certificates evidencing not less than 25% of the aggregate Percentage Interest of any Class; PROVIDED, HOWEVER, that if the payment within a reasonable time to the Securitization Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Securitization Trustee, not reasonably assured to the Securitization Trustee by the security afforded to it by the terms of this Securitization Trust Agreement, the Securitization Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Transferor or, if paid by the Securitization Trustee, shall be reimbursed by the Transferor upon demand; and nothing in this clause shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors; and

         (vi) the Securitization Trustee may execute any of the trusts or powers under this Securitization Trust Agreement or perform any duties under this Securitization Trust Agreement either directly or by or through agents or attorneys or a custodian.

         (b) No Certificateholder will have any right to institute any proceeding with respect to this Securitization Trust Agreement except upon satisfying the conditions set forth in Section 9.03(c).

    SECTION 6.03.  TRUSTEE NOT LIABLE FOR CERTIFICATES OR CONTRACTS.


    The Securitization Trustee shall make no representations as to the validity or sufficiency of this Securitization Trust Agreement or of the Certificates (other than the execution by the Securitization Trustee on behalf of the 1997-A Securitization Trust of, and the certificate of authentication on, the Certificates), or of the 1997-A SUBI Interest or 1997-A SUBI Certificate. The Securitization Trustee shall have no obligation to perform any of the duties of the Transferor unless explicitly set forth in this Securitization Trust Agreement. The Securitization Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of the 1997-A SUBI Interest or 1997-A SUBI Certificate or any 1997-A Contract, any ownership interest in any 1997-A Leased Vehicle, or the maintenance of any such ownership interest, or for or with respect to the efficacy of the 1997-A Securitization Trust or its ability to generate the payments to be distributed to Certificateholders under this Securitization Trust Agreement, including without limitation the validity of the assignment of the 1997-A SUBI Interest or 1997-A SUBI Certificate to the 1997-A Securitization Trust or of any intervening assignment; the existence, condition, location and ownership of any 1997-A Contract or 1997-A Leased Vehicle; the existence and enforceability of any physical damage or credit life or credit disability insurance; the existence and contents of any 1997-A Contract or any computer or other record thereof; the completeness of any 1997-A Contract; the performance or enforcement of any Contract; the compliance by the Transferor with any covenant or the breach by the Transferor of any warranty or representation made under this Securitization Trust Agreement or in any related document and the accuracy of any such warranty or representation prior to the Securitization Trustee's receipt of notice or other discovery of any noncompliance therewith or any breach thereof; the acts or omissions of the Transferor or the Servicer; or any action by the Securitization Trustee taken at the instruction of the Servicer PROVIDED, HOWEVER, that the foregoing shall not relieve the Securitization Trustee of its obligation to perform its duties under this Securitization Trust Agreement. Except with respect to a claim based on the failure of the Securitization Trustee to perform its duties under this Securitization Trust Agreement or based on the Securitization Trustee's willful misconduct, bad faith or negligence, no recourse shall be had for any claim based on any provision of this Securitization Trust Agreement, the Certificates, the 1997-A SUBI
Interest or 1997-A SUBI Certificate or assignment thereof against the institution serving as Trustee in its individual capacity. The
Securitization Trustee shall not have any personal obligation, liability or duty whatsoever to any Certificateholder or any other Person with respect to any such claim, and any such claim shall be asserted solely against the 1997-A Securitization Trust or any indemnitor who shall furnish indemnity as provided in this Securitization Trust Agreement. The Securitization Trustee shall not be accountable for the use or application by the Transferor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Servicer in respect of the 1997-A SUBI Interest or 1997-A
SUBI Certificate.

    SECTION 6.04.  TRUSTEE MAY OWN CERTIFICATES.

    The Securitization Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee.

    SECTION 6.05.  TRUSTEE'S FEES AND EXPENSES.

    The Securitization Trustee shall be entitled to reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts created by this Securitization Trust Agreement and in the exercise and performance of any of the powers and duties of the Securitization Trustee under this Securitization Trust Agreement, and payment or reimbursement upon its request for all reasonable expenses, disbursements and advances incurred or made by the

Securitization Trustee in its capacity as Trustee in accordance with any of the provisions of this Securitization Trust Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, willful misfeasance or bad faith or that is the responsibility of Certificateholders under this Securitization Trust Agreement. Such compensation and reimbursement shall be paid as set forth in Section 3.01(b) hereof.

    SECTION 6.06.  ELIGIBILITY REQUIREMENTS FOR TRUSTEE.

    The Securitization Trustee under this Securitization Trust Agreement shall at all times be a national banking association or state banking institution [having its corporate trust office in the same State as the location of the Corporate Trust Office as specified in this Securitization Trust Agreement]; and organized and doing business under the laws of such State or the United States; authorized under such laws to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having a long-term deposit rating no lower than Baa3 by Moody's, so long as Moody's is a Rating Agency, or be otherwise acceptable to each Rating Agency, as evidenced by a letter to such effect from each of them.

    If the Securitization Trustee shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Securitization Trustee shall cease to be eligible in accordance with the provisions of this Section, the Securitization Trustee shall resign immediately in the manner and with the effect specified in Section 6.07.

    SECTION 6.07.  RESIGNATION OR REMOVAL OF TRUSTEE.



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


         (a) The Securitization Trustee may at any time resign and be discharged from the trusts created by this Securitization Trust Agreement by giving written notice thereof to the Transferor. Upon receiving such notice of resignation, the Transferor shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (b) If at any time the Securitization Trustee shall cease to be eligible in accordance with the provisions of Section 6.06 and shall fail to resign after written request therefor by the Transferor, or if at any time the Securitization Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Securitization Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Securitization Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Transferor may remove the Securitization Trustee. If it shall remove the Securitization Trustee under the authority of the immediately preceding sentence, the Transferor shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Securitization Trustee so removed and one copy to the successor Trustee, and payment of all fees owed to the outgoing Trustee.

         (c) Any resignation or removal of the Securitization Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 6.08. The Servicer shall give each Rating Agency notice of any such resignation or removal of the Securitization Trustee and appointment and acceptance of a successor Trustee.

    SECTION 6.08.  SUCCESSOR TRUSTEE.

    Any successor Trustee appointed as provided in Section 6.07 shall execute, acknowledge and deliver to the Transferor and to its predecessor Trustee an instrument accepting such appointment under this Securitization Trust Agreement, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Securitization Trust Agreement, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver to the successor Trustee all documents and statements held by it under this Securitization Trust Agreement; and the Transferor and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations. No successor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 6.06. Upon acceptance of appointment by a successor Trustee as provided in this Section, the Transferor shall cause notice of the successor of such Trustee under this Securitization Trust Agreement to be mailed to all Certificateholders at their addresses as shown in the Certificate Register and shall give notice by mail to each Rating Agency. If the Transferor fails to mail or cause to be mailed such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Transferor.

    SECTION 6.09.  MERGER OR CONSOLIDATION OF TRUSTEE.

    Any corporation (i) into which the Securitization Trustee may be merged or consolidated, (ii) which may result from any merger, conversion or consolidation to which the Securitization Trustee shall be a party, or (iii) which may succeed to the corporate trust business of the Securitization Trustee, shall be the successor of the Securitization Trustee hereunder, provided such corporation shall be eligible pursuant to Section 6.06, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, except that if the Securitization Trustee in any of the foregoing cases is not the surviving entity, then the surviving entity shall execute an agreement of assumption to perform every obligation of the Securitization Trustee, either generally or particularly as provided herein. Notice of any such event shall be given by the Securitization
Trustee to each Rating Agency.

    SECTION 6.10.  APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.


    Notwithstanding any other provisions of this Securitization Trust
Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Securitization Trust may at the time be located, the Transferor and the Securitization Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Securitization Trustee to act as co-trustee, jointly with the Securitization Trustee, or separate trustee or separate trustees, of all or any part of the 1997-A Securitization Trust, and to vest in such Person, in such capacity and for the benefit of the Certificateholders, such title to the 1997-A Securitization Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Transferor and the Securitization Trustee may consider necessary or desirable. If the Transferor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Securitization Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Securitization Trust Agreement shall be required to meet the terms of eligibility as a successor Trustee pursuant to Section 6.06 and no notice of a successor Trustee pursuant to Section 6.08 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 6.08.


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

    Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

         (i) all rights, powers, duties and obligations conferred or imposed upon the Securitization Trustee shall be conferred upon and exercised or performed by the Securitization Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Securitization Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Securitization Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the 1997-A Securitization Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Securitization Trustee;

         (ii) no trustee under this Securitization Trust Agreement shall be personally liable by reason of any act or omission of any other trustee under this Securitization Trust Agreement; and

         (iii) the Transferor and the Securitization Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

    Any notice, request or other writing given to the Securitization Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Securitization Trust Agreement and the conditions of this Section. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Securitization Trustee or separately, as may be provided therein, subject to all the provisions of this Securitization


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

Trust Agreement, specifically including every provision of this Securitization Trust Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Securitization Trustee. Each such instrument shall be filed with the Securitization Trustee and a copy thereof given to the Transferor and the Servicer.

    Any separate trustee or co-trustee may at any time appoint the Securitization Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Securitization Trust Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Securitization Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. Notwithstanding anything to the contrary in this Securitization Trust Agreement, the appointment of any separate trustee or co-trustee shall not relieve the Securitization Trustee of its obligations and duties under this Securitization Trust Agreement.

    SECTION 6.11.  REPRESENTATIONS AND WARRANTIES OF TRUSTEE.

    The Securitization Trustee makes the following representations and warranties on which the Transferor and Certificateholders may rely:

         (i) ORGANIZATION AND GOOD STANDING. The Securitization Trustee is a national banking association organized, existing and in good standing under the laws of the United States of America.

         (ii) POWER AND AUTHORITY. The Securitization Trustee has full power, authority and right to execute, deliver and perform this Securitization Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Securitization Trust Agreement.


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

         (iii) DUE EXECUTION. This Securitization Trust Agreement has been duly executed and delivered by the Securitization Trustee.

         (iv) ENFORCEABILITY. This Securitization Trust Agreement constitutes the legal, valid and binding obligation of the Securitization Trustee, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity.

    SECTION 6.12.  TAX RETURNS.

    The Securitization Trustee shall, at the direction of the Servicer and on behalf of the Transferor, prepare or shall cause to be prepared any required federal tax information returns (in a manner consistent with the treatment of the Investor Certificates as indebtedness) and shall file and distribute such forms as required by law. The Servicer shall prepare or cause to be prepared any federal and state tax returns that may be required with respect to the 1997-A Securitization Trust or the Securitization Trust assets and shall deliver any such returns to the Securitization Trustee for signature at least five days prior to the date such returns are required by law to be filed.

    SECTION 6.13.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF
                   CERTIFICATES.

    All rights of action and claims under this Securitization Trust Agreement or the Certificates may be prosecuted and enforced by the Securitization Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Securitization Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Securitization Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been obtained.

    SECTION 6.14.  SUIT FOR ENFORCEMENT.

    If an Event of Servicing Termination shall occur and be continuing under the Titling Trust Agreement, as supplemented by the 1997-A SUBI Servicing Supplement with respect to the 1997-A SUBI Portfolio, the Securitization Trustee, in its discretion may, subject to the provisions of Sections 6.01 and 6.02 hereof and Section 6.01(b) of the 1997-A SUBI Servicing Supplement, proceed to protect and enforce its rights and the rights of the Certificateholders under this Securitization Trust Agreement, the Titling Trust Agreement and the 1997-A SUBI Servicing Supplement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained herein or therein or in aid of the execution of any power granted herein or therein or for the enforcement of any other legal, equitable or other remedy as the Securitization Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Securitization Trustee or the Certificateholders.

    SECTION 6.15.  RIGHTS OF CERTIFICATEHOLDERS TO DIRECT TRUSTEE.

    Holders of Investor Certificates evidencing not less than 25% of the aggregate Percentage Interest shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Securitization Trustee under this Securitization Trust Agreement, or exercising any trust or power conferred on the Securitization Trustee by this Securitization Trust Agreement; PROVIDED, HOWEVER, that (a) if any greater Percentage Interest is required to cause any action to be taken under the Titling Trust Agreement or the 1997-A SUBI Supplement by the Securitization Trustee in its capacity as a transferee of the 1997-A SUBI Certificate, the greater Percentage Interest shall prevail; (b) subject to Sections 6.01 and 6.02, the Securitization Trustee shall have the right to decline to follow any such direction if the Securitization Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Securitization Trustee in good faith shall determine that the proceedings so directed would be illegal or subject it to personal liability or be unduly prejudicial to the


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

rights of Certificateholders not parties to such direction; and (c) nothing in this Securitization Trust Agreement shall impair the right of the Securitization Trustee to take any action deemed proper by the Securitization Trustee and which is not inconsistent with such direction by the Certificateholders.

    SECTION 6.16.  NO PETITION.

    The Securitization Trustee covenants and agrees that prior to the date which is one year and one day after the last date upon which (a) each Class of Investor Certificates has been paid in full, and (b) all obligations due under any other Securitized Financing have been paid in full, the Securitization Trustee will not institute against, or join any other Person in instituting against the Transferor, TMCC, the Titling Trustee or the Titling Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. The foregoing shall not limit the Securitization Trustee's right to file any claim in or otherwise take actions with respect to any such proceeding instituted by any Person not under such a constraint. This Section shall survive the termination of this Securitization Trust Agreement or the resignation or removal of the Securitization Trustee under this Securitization Trust Agreement.

                                 ARTICLE SEVEN
                                  TERMINATION

    SECTION 7.01.  TERMINATION OF THE 1997-A SECURITIZATION TRUST.

         (a) The 1997-A Securitization Trust and the respective obligations and responsibilities of the Transferor and the Securitization Trustee shall terminate upon the earliest of (i) the purchase as of any Distribution Date by the Transferor of the corpus of the 1997-A Securitization Trust as described in Section 7.02 (except that the Securitization Trust shall continue solely for the limited purposes set forth in (b) and (c) below),
(ii) the day following the Distribution Date upon which all Investor Certificates have been paid in full and after which there is no unreimbursed Class A-1 Certificate Principal Loss Amount, Class


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

A-2 Certificate Principal Loss Amount, Class A-3 Certificate Principal Loss Amount, Class A-4 Certificate Principal Loss Amount, Class B Certificate Principal Loss Amount, Class A-1 Certificate Principal Loss Interest Amount, Class A-2 Certificate Principal Loss Interest Amount, Class A-4 Certificate Principal Loss Interest Amount, Class A-3 Certificate Principal Loss Interest Amount, Class B Certificate Principal Loss Interest Amount, Class B Certificate Principal Carryover Shortfall or Class B Certificate Principal Carryover Shortfall Interest Amount or (iii) the expiration, disposition or termination of the 1997-A SUBI Interest; PROVIDED, HOWEVER, that in no event shall the trust created by this Securitization Trust Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of William Jefferson Clinton of the State of Arkansas, living on the date of the Agreement. The Transferor shall promptly notify the Securitization Trustee and each Rating Agency of any prospective termination of the 1997-A Securitization Trust.

         (b) Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Securitization Trustee for payment of the final distribution and retirement of the Certificates, shall be given promptly by the Securitization Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the 30th day prior to the date on which such final distribution is expected to occur specifying (i) the Distribution Date upon which final payment of the Certificates shall be made upon presentation and surrender of Certificates at the Corporate Trust Office or such other office of the Securitization Trustee therein specified, (ii) the amount of any such final payment and (iii) if applicable, that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the Corporate Trust Office or such other office of the Securitization Trustee therein specified. The Securitization Trustee shall give such notice to the Certificate Registrar (if other than the Securitization Trustee) at the time such notice is given to Certificateholders. In the event such notice is given, in the case of an optional purchase of the Securitization Trust corpus pursuant to Section 7.02, the Transferor shall deposit the amount


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

specified in Section 7.02. Upon presentation and surrender of the Certificates, the Securitization Trustee shall cause to be distributed to Certificateholders so surrendering amounts distributable on such Distribution Date pursuant to Section 3.01. No further interest will accrue with respect to any Investor Certificate from and after the final Distribution Date with respect thereto.

         (c) In the event that all of the Certificateholders shall not have surrendered their Certificates for retirement within six months after the date specified in the above-mentioned written notice, the Securitization Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for retirement and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for retirement, the Securitization Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that remain subject to this Securitization Trust Agreement. Any funds remaining in the Securitization Trust after exhaustion of such remedies shall be distributed by the Securitization Trustee to the [United Way].

    SECTION 7.02.  OPTIONAL PURCHASE OF 1997-A SUBI INTEREST.

         (a) On each Distribution Date following the last day of a Collection Period as of which the Certificate Balance shall be less than or equal to ten percent (10%) of the Initial Certificate Balance, the Transferor shall have the option to purchase the Investor Certificateholders' interest in the corpus of the 1997-A Securitization Trust. To exercise such option, the Transferor shall notify the Securitization Trustee and the Servicer, in writing, no later than the tenth day of the month preceding the month in which the Distribution Date as of which such purchase is to be effected and shall deposit in the 1997-A SUBI Collection Account an amount equal to the greater of (i) the Aggregate Net Investment Value as of the last day of the related Collection Period, and (ii) the sum of (A) the Certificate Balance
(B) the accrued and unpaid Class A-1 Interest


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

Distributable Amount, Class A-2 Interest Distributable Amount, Class A-3 Interest Distributable Amount, Class A-4 Interest Distributable Amount and Class B Interest Distributable Amount, (C) any accrued and unpaid Class A-1 Interest Carryover Shortfall, Class A-2 Interest Carryover Shortfall, Class A-3 Interest Carryover Shortfall, Class A-4 Interest Carryover Shortfall and Class B Interest Carryover Shortfall, (D) any unpaid Class A-1 Certificate Principal Loss Amount, unpaid Class A-2 Certificate Principal Loss Amount, unpaid Class A-3 Certificate Principal Loss Amount, unpaid Class A-4 Certificate Principal Loss Amount, unpaid Class B Certificate Principal Loss Amount and unpaid Class B Certificate Principal Carryover Shortfall, and (E) any accrued and unpaid Class A-1 Certificate Principal Loss Interest Amount, unpaid Class A-2 Certificate Principal Loss Interest Amount, unpaid Class A-3 Certificate Principal Loss Interest Amount, unpaid Class A-4 Certificate Principal Loss Interest Amount, unpaid Class B Certificate Principal Loss Interest Amount and Class B Certificate Principal Carryover Shortfall Interest Amount through the day preceding the final Distribution Date. The Transferor also shall pay to the Servicer the aggregate amount of any unreimbursed Advances. Thereupon the Transferor shall succeed to all of the Investor Certificateholders' interests in and to the 1997-A Securitization Trust corpus.

         (b) The Investor Certificateholders' interest in the corpus of the Securitization Trust may only be purchased pursuant to this Section 7.02 if the Securitization Trustee and each Rating Agency receives an Opinion of Counsel from the Transferor's counsel to the effect that such purchase would not constitute a fraudulent conveyance, or each Rating Agency is otherwise satisfied (as evidenced by written notice from each to the Securitization Trustee).

                                 ARTICLE EIGHT
                           EARLY AMORTIZATION EVENTS

    SECTION 8.01.  EARLY AMORTIZATION EVENTS.


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

         If any one of the following events shall occur during the Revolving
Period:

         (a) failure on the part of the Servicer (i) to make any payment or deposit required with respect to the 1997-A SUBI, the 1997-A SUBI Interest, or the Investor Certificates under this Securitization Trust Agreement, the Titling Trust Agreement or the 1997-A SUBI Supplement or the 1997-A SUBI Servicing Supplement, on or before the date occurring five Business Days after the payment or deposit is required to be made, or (ii) to deliver a Servicer's Certificate within ten Business Days after any Determination Date, which failure continues for three Business Days;

         (b) failure on the part of the Transferor or the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Transferor or the Servicer set forth in this Securitization Trust Agreement, the Titling Trust Agreement, the 1997-A SUBI Supplement or the 1997-A SUBI Servicing Supplement, which failure materially and adversely affects the rights of the holder of the 1997-A SUBI Interest or of the Investor Certificateholders and which continues unremedied and continues to affect materially and adversely the rights of the holder of the 1997-A SUBI Interest or of the Investor Certificateholders for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, is given (i) to the Transferor or the Servicer, as the case may be, by the Securitization Trustee or the Titling Trustee, or (ii) to the Transferor or the Servicer, as the case may be, and to the Securitization Trustee by the Holders of Investor Certificates evidencing not less than 25% of the aggregate Percentage Interest;

         (c) any representation or warranty made by TMCC in the SUBI Certificate Agreement, by the Transferor in this Securitization Trust Agreement, or the representation and warranty made by the Servicer in Section 3.02( ) of the 1997-A SUBI Servicing Supplement or any certificate given pursuant to Section 3.02( ) of the 1997-A SUBI Servicing Supplement, shall prove to have been incorrect in any material respect when made or given, as a result of which the interests of the holder of the

1997-A SUBI Interest or of the Investor Certificateholders are materially and adversely affected and which continues to be incorrect in any material respect and continues to affect materially and adversely affect the interests of the holder of the 1997-A SUBI Interest or of the Certificateholders for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, is given (i) to TMCC, the Transferor or the Servicer, as the case may be, by the Securitization Trustee or the Titling Trustee, or (ii) to TMCC, the Transferor or the Servicer, as the case may be, and to the Securitization Trustee by the Holders of Investor Certificates evidencing not less than 25% of the aggregate Percentage Interest; PROVIDED, HOWEVER, that an Early Amortization Event pursuant to this subparagraph (c) shall not be deemed to have occurred hereunder if the Servicer has made the deposit contemplated by Section of the 1997-A SUBI Servicing Supplement and has reallocated the relevant 1997-A Contract and 1997-A Leased Vehicle to the UTI Portfolio within the time provided therefor;

         (d) the Transferor shall file a petition commencing a voluntary case under any chapter of the Federal bankruptcy laws; or the Transferor shall file a petition or answer or consent seeking reorganization, arrangement, adjustment, or composition under any other similar applicable Federal law, or shall consent to the filing of any such petition, answer, or consent; or the Transferor shall appoint, or consent to the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of it or of any substantial part of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

         (e) any order for relief against the Transferor shall have been entered by a court having jurisdiction in the premises under any chapter of the Federal bankruptcy laws; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of the Transferor under any other similar applicable Federal law; or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of the Transferor or of any substantial part of its property, or for the winding up or liquidation of its affairs, shall have been entered;

         (f) any Lien, other than Liens permitted under this Securitization Trust Agreement, the Titling Trust Agreement or the 1997-A SUBI Supplement or the 1997-A SUBI Servicing Supplement shall be created on or extend to or otherwise arise upon or burden the 1997-A SUBI Interest, the 1997-A SUBI Certificate, or the 1997-A Contracts or 1997-A Leased Vehicles, or any part thereof or any interest therein or the proceeds thereof, and not be released or bonded over within 60 days thereafter;

         (g) the Transferor, the 1997-A Securitization Trust or the Titling Trust shall become subject to registration as an "investment company" under the Investment Company Act;

         (h) on the last calendar day of any calendar month (commencing September 1997) the aggregate amount of Principal Collections collected through the last day of the related Collection Period that have not been reinvested in new 1997-A Contracts and 1997-A Leased Vehicles, as contemplated by Section 3.02 of the 1997-A SUBI Servicing Supplement, exceeds [$1,000,000];

         (i) an Event of Servicing Termination has occurred; or

         (j) on any Distribution Date the aggregate amount withdrawn from the Reserve Fund and deposited in the 1997-A SUBI Collection Account on or prior to such Distribution Date (without reference to any subsequent deposits to the Reserve Fund from any source) exceeds $_________;

then (but in the case of any event described in subparagraph (a), (b), (c) or (f) after any applicable grace period) an early amortization event (an "Early Amortization Event") shall have occurred.


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

    SECTION 8.02.  ADDITIONAL RIGHTS UPON THE OCCURRENCE OF CERTAIN EVENTS

         (a) Following the occurrence of an Early Amortization Event described in Section 8.01(d) or (e) (such event, an "Insolvency Event"), the Transferor shall promptly give notice to the Securitization Trustee of such Insolvency Event. Within 15 days of the receipt by the Securitization Trustee of the notice, the Securitization Trustee may and, upon receipt of a notice from Investor Certificateholders evidencing more than 51% of the aggregate Percentage Interest of the Class A Certificates or 51% of the aggregate Percentage Interests of the Class A Certificates and the Class B Certificates (voting together as a single class), shall publish a notice in Authorized Newspapers that an Insolvency Event has occurred and that the Securitization Trustee intends to sell, dispose of or otherwise liquidate the 1997-A SUBI Interest, the 1997-A SUBI Certificate and the other property of the 1997-A Securitization Trust in a commercially reasonable manner. Following such publication, the Securitization Trustee shall, unless otherwise prohibited by applicable law from any such action, sell, dispose of, or otherwise liquidate the 1997-A SUBI Interest, the 1997-A SUBI Certificate and the other property of the 1997-A Securitization Trust, in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids, and shall proceed to consummate the sale, liquidation or disposition thereof as provided above with the highest bidder; PROVIDED, HOWEVER, that such sale, disposition or other liquidation shall not be made without the consent of all Holders of Investor Certificates if a net loss would be realized. The Transferor and the Servicer shall be permitted to bid for the 1997-A Securitization Trust property. The Securitization Trustee may obtain a prior determination from the conservator, receiver, or trustee in bankruptcy of the Transferor that the terms and manner of any proposed sale, disposition or liquidation are commercially reasonable. The provisions of Sections 8.01 and 8.02 shall not be deemed to be mutually exclusive.

         (b) The proceeds from the sale, disposition or liquidation of the 1997-A SUBI Interest, the 1997-A SUBI

Certificate and the other property of the 1997-A Securitization Trust pursuant to Section 8.02 (A) above, net of expenses incurred in such sale, disposition or liquidation, shall be treated as Principal Collections and Interest Collections received during the Amortization Period; PROVIDED that such Principal Collections, will be distributed, first, on a PRO RATA basis, to the Class A-1 Certificateholders, the Class A-2 Certificateholders, Class A-3 Certificateholders and the Class A-4 Certificateholders based on their respective Certificate Balances, and second, to the Class B Certificateholders; FURTHER PROVIDED that the Servicer on behalf of the Securitization Trustee shall determine conclusively without liability for such determination the amount of such proceeds which are allocable to Interest Collections and the amount of such proceeds which are allocable to Principal Collections. On the day following the Distribution Date on which such proceeds are distributed to the Investor Certificateholders, the 1997-A Securitization Trust shall terminate.

                                 ARTICLE NINE
                           MISCELLANEOUS PROVISIONS

    SECTION 9.01.  AMENDMENT.

         (a) This Securitization Trust Agreement and the other Transaction Documents may be amended by the respective parties thereto, without the consent of any of the Certificateholders, (i) to cure any ambiguity, mistake or error, (ii) to correct or supplement any provisions herein or therein that may be inconsistent with any provisions hereof or thereof or with the prospectus pursuant to which the Class A Certificates were offered, (iii) to add, change or eliminate any other provisions hereof or thereof with respect to matters or questions arising hereunder or thereunder that shall not be inconsistent with the provisions hereof or thereof, or (iv) to add or amend any provision therein in connection with permitting transfers of the Class B Certificates; PROVIDED, HOWEVER, that in the case of clause (iii), any such action shall not, in the good faith judgment or the parties hereto or thereto, adversely affect in any material respect the interests of the Certificateholders and the Titling Trustee and the Securitization Trustee shall have received an Opinion of Counsel to the effect that such action shall not affect the legal interests or positions of the Certificateholders.

         (b) This Securitization Trust Agreement and the other Transaction Documents may also be amended from time to time by the respective parties hereto or thereto including with respect to (i) changing the formula for determining the Specified Reserve Fund Balance which change would result in a decrease in the amount of the Specified Reserve Fund Balance, (ii) changing the manner by which the Reserve Fund is funded, which changes could include borrowings by the Transferor to fund all or a portion of the Reserve Fund Initial Deposit (which borrowings would be payable from assets or cash flow otherwise payable to the Transferor), (iii) changing the remittance schedule for collection deposits in the 1997-A SUBI Collection Account, or (iv) changing the definition of "Permitted Investments"), if either (A) the Securitization Trustee has been furnished with a letter from each Rating Agency to the effect that such amendment would not cause its then-current rating of any Rated Certificate to be qualified, reduced or withdrawn, or (B) the Securitization Trustee has received the consent of the Holders of Investor Certificates representing not less than 51% of the aggregate Percentage Interests (which consent of any Holder of an Investor Certificate given pursuant to this Section or pursuant to any other provision of this Securitization Trust Agreement shall be conclusive and binding on such Holder and on all future Holders of such Investor Certificate and of any Investor Certificate issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Investor Certificate); PROVIDED, HOWEVER, that no such amendment shall (x) except as otherwise provided in Section 9.01(a), increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the 1997-A SUBI or any 1997-A SUBI Certificate or distributions that shall be required to be made on any Investor Certificate or the applicable Certificate Rate or (y) reduce the aforesaid percentage of the aggregate Percentage Interest of the Investor Certificates of each Class required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

         (c) The Securitization Trustee shall provide each Rating Agency prior notice of any proposed amendment hereto and copies of an Opinion of Counsel, if required pursuant to Section 9.01(a), whether or not such amendment requires its approval. Any notice of any such amendment or modification as to which notice is required to be given to any Rating Agency shall contain both the substance and substantial form of the proposed amendment or modification.

         (d) Promptly after the execution of any such amendment or consent, the Securitization Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder. The failure to send such notification shall not affect the validity of such amendment. It shall not be necessary for the consent of Certificateholders pursuant to
Section 9.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization by Certificateholders of the execution thereof shall be subject to such reasonable requirements as the Securitization Trustee may prescribe.

         (e) Prior to the execution of any amendment to this Securitization Trust Agreement, the Securitization Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Securitization Trust Agreement. The Securitization Trustee may, but shall not be obligated to, enter into any such amendment which affects the Securitization Trustee's own rights, duties or immunities under this Securitization Trust Agreement or otherwise.

    SECTION 9.02.  PROTECTION OF TITLE TO TRUST.

         (a) The Transferor shall execute and file, or cause to be executed and filed, such financing statements and such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Certificateholders and the Securitization Trustee under this Securitization Trust Agreement in the 1997-A SUBI Interest, the 1997-A SUBI Certificate and in the proceeds thereof. The Transferor shall deliver (or cause to be delivered) to the Securitization Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) The Transferor shall not change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed by the Transferor in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Securitization Trustee written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

         (c) The Transferor shall give the Securitization Trustee prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly make any such filing.

         (d) The Transferor shall deliver to the Securitization Trustee promptly after the execution and delivery of each amendment to this Securitization Trust Agreement, an Opinion of Counsel either (i) stating that, in the opinion of such Counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Securitization Trustee in the 1997-A SUBI Interest, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) stating that, in the opinion of such Counsel, no such action is necessary to preserve and protect such interest.

         (e) The Transferor shall, to the extent required by applicable law, cause the Class A-1 Certificates, the Class A-2

Certificates, the Class A-3 Certificates and the Class A-4 Certificates to be registered with the Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such Sections.

    SECTION 9.03.  LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.

         (a) The death or incapacity of any Certificateholder shall not operate to terminate this Securitization Trust Agreement or the 1997-A Securitization Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the 1997-A Securitization Trust, nor otherwise affect the rights, obligations and liabilities of the parties to this Securitization Trust Agreement or any of them.

         (b) No Certificateholder shall have any right to vote (except as provided in Section 9.01) or in any manner otherwise control the operation and management of the 1997-A Securitization Trust, or the obligations of the parties to this Securitization Trust Agreement, nor shall anything set forth in this Securitization Trust Agreement, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action pursuant to any provision of this Securitization Trust Agreement.

         (c) No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Securitization Trust Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Securitization Trust Agreement or any other Transaction Document, unless such Holder previously shall have given to the Securitization Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Investor Certificates evidencing not less than 25% of the aggregate Percentage Interest, shall have made written request upon the Securitization Trustee to institute such action, suit or proceeding in its own name as Trustee under this

Securitization Trust Agreement and shall have offered to the Securitization Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Securitization Trustee, for 30 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit, or proceeding and during such 30-day period, no request or waiver inconsistent with such written request has been given to the Securitization Trustee pursuant to this Section; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Securitization Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Securitization Trust Agreement or any other Transaction Document to affect, disturb, or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Securitization Trust Agreement or any other Transaction Document, except in the manner provided in this Securitization Trust Agreement and for the equal, ratable, and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Securitization Trustee shall be entitled to such relief as can be given either at law or in equity.

    SECTION 9.04.  GOVERNING LAW.

         THIS SECURITIZATION TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

    SECTION 9.05.  NOTICES.

    All demands, notices and communications under this Securitization Trust Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (i) in the case of the Transferor, to the agent for service as specified in this Securitization Trust Agreement, or at such other address as shall be designated by the Transferor in a written notice to the Securitization
Trustee; (ii) in the case of the Securitization Trustee, at the Corporate
Trust Office; (iii) in the case of Standard & Poor's, at 25 Broadway, 20th Floor, New York, New York 10004, Attention: Asset Backed Surveillance Department; and (iv) in the case of Moody's, at 99 Church Street, New York,
New York 10007 Attention: ABS Monitoring Department. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Securitization Trust Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder shall receive such notice.

    SECTION 9.06.  SEVERABILITY OF PROVISIONS; COUNTERPARTS.

    If any one or more of the covenants, agreements, provisions or terms of this Securitization Trust Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Securitization Trust Agreement and shall in no way affect the validity or enforceability of the other provisions of this Securitization Trust Agreement or of the Certificates or the rights of the Holders thereof.

    This Securitization Trust Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

    SECTION 9.07.  ASSIGNMENT.

    Notwithstanding anything to the contrary contained in this Securitization Trust Agreement, except as provided in Section 5.03, this Securitization Trust Agreement may not be assigned by the Transferor without the prior written consent of Holders of Investor Certificates evidencing not less than 51% of the aggregate Percentage Interest. The Transferor shall provide a copy of any such assignment to each Rating Agency.

    SECTION 9.08.  CERTIFICATES NONASSESSABLE AND FULLY PAID.

         Except as provided in Section 5.02(b) with regard to the Transferor, Certificateholders shall not be personally liable for obligations of the 1997-A Securitization Trust. The interests represented by the Certificates shall be nonassessable for any losses or expenses of the 1997-A Securitization Trust or for any reason whatsoever, and, upon the execution and authentication thereof by the Securitization Trustee pursuant to Section 4.02, 4.03 or 4.04, the Certificates are and shall be deemed fully paid.

                                     ARTICLE TEN
                                  AGENT FOR SERVICE

    SECTION 10.01. AGENT FOR SERVICE OF TRANSFEROR.
1. AGENT FOR SERVICE OF TRANSFEROR

         The agent for service of process for the Transferor shall be its Treasurer, at 19001 South Western Avenue, Torrance, California 90501, Attention:
Corporate Treasury Manager (fax:  310-787-6194).

    SECTION 10.02.  AGENT OF TRUSTEE.

    The Securitization Trustee shall maintain an office or offices or agency or agencies where notices and demands to or upon the Securitization Trustee in respect of the Certificates and this Securitization Trust Agreement may be served. The initial such office shall be the Corporate Trust Office. The Securitization Trustee shall give prompt written notice to the Transferor, the Servicer and to Certificateholders of any change in the location of the Certificate Register or any such office or agency. Certificates shall be surrendered for transfer or exchange not at this office, but as set forth in
Section 4.07.

                              [SIGNATURES ON NEXT PAGE]

    IN WITNESS WHEREOF, the parties have caused this Securitization Trust Agreement to be duly executed by their respective officers as of the day and year first above written.

                        TOYOTA LEASING, INC.
                        as Transferor


                        By:  ___________________________________
                             Name:
                             Title:



                        FIRST BANK NATIONAL ASSOCIATION,
                        as Securitization Trustee


                        By:  ___________________________________
                             Name:
                             Title:

                                                                     EXHIBIT A-1


    UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            TOYOTA AUTO LEASE TRUST 1997-A

             _____% AUTOMOBILE LEASE ASSET BACKED CERTIFICATE, CLASS A-1

evidencing a percentage interest in the distributions allocable to the Investor Certificates, as defined below, evidencing an undivided interest in the Securitization Trust, as defined below, the property of which includes, among other things, a special unit of beneficial interest (the "1997-A SUBI Interest") in Toyota Lease Trust, a Delaware business trust, which SUBI Interest represents a beneficial interest in a pool of retail lease contracts for new and used automobiles and light duty trucks (and the related automobiles and light-duty trucks) entered into by various automobile and light duty truck dealers pursuant to contractual arrangements with Toyota Motor Credit Corporation, and which 1997-A SUBI Interest was originally issued to Toyota Leasing, Inc. and then to the Securitization Trust.

(This Certificate does not represent an obligation of, or an interest in, Toyota Leasing, Inc., Toyota Motor Credit Corporation, the Titling Trustee, the Securitization Trustee or any of their respective affiliates.)

Aggregate Denominations of
all Class A-1 Certificates:                                    CUSIP #
$_______________


                                    A-1-1

Number A-1-                                         Denomination:  $____________


                                    A-1-2

    THIS CERTIFIES THAT CEDE & CO. is the registered owner of a _______________________________ ($____________) nonassessable, fully-paid, fractional undivided interest in the Toyota Auto Lease Trust 1997-A (the "Trust") formed by Toyota Leasing, Inc., a Delaware corporation, as Transferor (the "Transferor"). The Securitization Trust was created pursuant
to a Securitization Trust Agreement dated as of          1, 1997 (the
"Agreement"), between the Transferor and First Bank National Association, a national banking association, as trustee (the "Trustee"). A summary of certain of the pertinent provisions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

    This Certificate is one of the duly authorized Certificates issued under the Agreement and designated as "Toyota Auto Lease Trust 1997-A _____% Automobile Lease Asset Backed Certificates, Class 1997 A-1" (the "Class A-1 Certificates"). Also issued under the Agreement are Certificates designated as "Toyota Auto Lease Trust 1997-A _____% Automobile Lease Asset Backed Certificates, Class A-2" (the "Class A-2 Certificates"), Certificates designated as "Toyota Auto Lease Trust 1997-A _____% Automobile Lease Asset Backed Certificates, Class A-3" (the "Class A-3 Certificates", Certificates designated as "Toyota Auto Lease Trust 1997-A __% Automobile Lease Asset Backed Certificates, Class A-4" (the "Class A-4 Certificates") and, together with the Class A-1 Certificates, the Class A-2 Certificates and Class A-3 Certificates, the "Class A Certificates"), Certificates designated as "Toyota Auto Lease Trust 1997-A _____% Automobile Lease Asset Backed Certificates, Class B" (the "Class B Certificates" and, together with the Class A Certificates, the "Investor Certificates") and a Certificate designated as the "Toyota Auto Lease Trust 1997-A Asset Backed Transferor Certificate" (the "Transferor Certificate" and, together with the Investor Certificates, the "Certificates"). The Class B Certificates are subordinated to the Class A Certificates and the Transferor Certificate is subordinated to the Investor Certificates to the extent described in the Agreement. This Class A-1 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A-1 Certificate by


                                    A-1-3
virtue of the acceptance hereof assents and by which such Holder is bound.

    The property of the Securitization Trust includes, among other things, a special unit of beneficial interest (the "1997-A SUBI Interest") in Toyota Lease Trust, a Delaware business trust (the "Titling Trust"), which 1997-A SUBI Interest represents a beneficial interest in a pool of retail automobile and light duty truck lease contracts ("Contracts") and the new and used automobiles and light duty trucks leased thereby ("Leased Vehicles") (such pool of Contracts and Leased Vehicles, the "1997-A SUBI Portfolio") entered into by various automobile and light duty truck dealers pursuant to contractual arrangements with Toyota Motor Credit Corporation, which also acts as servicer (in that capacity, the "Servicer") of the 1997-A SUBI Portfolio.

    Under the Agreement, there will be distributed on the 25th day of each month or, if such 25th day is not a Business Day, the next succeeding Business Day (each, a "Distribution Date"), commencing on __________ 25, 1997, to the Person in whose name this Class A-1 Certificate is registered at the close of business on the last calendar day immediately preceding the related Distribution Date or, if Definitive Certificates are issued, the last day of the immediately preceding calendar month (each a "Record Date"), such Class A-1 Certificateholder's percentage interest in (i) the Class A-1 Distributable Amount for such Distribution Date and (ii) the amount of any repayment of any outstanding Class A-1 Interest Carryover Shortfall, Class A-1 Loss Amounts, Class A-1 Certificate Principal Loss Amounts and Class A-1 Certificate Principal Loss Interest Amounts being made on such Distribution Date, all to the extent and as more specifically set forth in the Agreement. To the extent provided in the Agreement, no principal payments shall be made in respect of the Class A-2 Certificates until the Class A-1 Certificates have been paid in full, and no principal payments shall be made in respect of the Class A-3 Certificates or the Class B Certificates until the Class A-2 Certificates have been paid in full.

    Distributions on this Class A-1 Certificate will be made by the Securitization Trustee by check mailed to the Class A-1


                                    A-1-4

Certificateholder of record in the Certificate Register without the presentation or surrender of this Class A-1 Certificate or the making of any notation hereon except that with respect to Class A-1 Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made by wire transfer of immediately available funds. Except as otherwise provided in the Agreement and notwithstanding the foregoing, the final distribution on this Class A-1 Certificate will be made after due notice by the Securitization Trustee of the pendency of such distribution and only upon presentation and surrender of this Class A-1 Certificate at the Corporate Trust Office of the Securitization Trustee.

    It is the intention of the Transferor and the Holders of Investor Certificates that the Investor Certificates will be indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Transferor, the Securitization Trustee and the Holder of this Certificate (or Certificate Owner) by acceptance of this Certificate (or, in the case of a Certificate Owner, by virtue of such Certificate Owner's acquisition of a beneficial interest herein) agree to treat the Investor Certificates (or beneficial interests therein), for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness and to report the transactions contemplated by the Agreement on all applicable tax returns in a manner consistent with such treatment. Each Holder of this Certificate agrees that it will cause any Certificate Owner acquiring an interest in this Certificate through it to comply with the Agreement as to treatment as indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income.

    By accepting this Certificate, the Holder hereof (and each Certificate Owner with respect hereto, by virtue of such Certificate Owner's acquisition of a beneficial interest herein) waives any claim to any proceeds or assets of the Titling Trustee and to all assets of the Titling Trust other than those from time to time included in the 1997-A SUBI Assets and those proceeds or assets derived from or earned by such 1997-A SUBI Assets.


                                    A-1-5

    In the event that, notwithstanding the statement of intentions and undertakings set forth in SECTION 4.12(a) of the Agreement and herein, it is finally determined that the Class A-1 Certificates do not evidence indebtedness of the Transferor for all income and franchise tax purposes, but rather represent an equity interest in the assets of the Securitization Trust, then the Holder (and each Certificate Owner hereof with respect hereto by virtue of acquiring a beneficial interest herein), agrees (i) to treat such Certificates, together with the Transferor Certificate, as representing an interest in a partnership for all tax purposes, (ii) to treat all payments in respect of such Certificates (to the extent not a return of capital) as a "guaranteed payment" thereon made pursuant to Section 707(c) of the Code, and
(iii) to allocate all other items of income, gain, deduction, loss or credit with respect to the assets and operations of the Securitization Trust to the Transferor.

    The Certificates do not represent an obligation of, or an interest in, the Transferor, the Servicer, the Titling Trust, the Titling Trustee, the Securitization Trustee or any of their respective affiliates. The Certificates are limited in right of payment to certain collections and recoveries respecting the 1997-A SUBI Interest and 1997-A SUBI Certificate and certain monies on deposit in the Reserve Fund and in certain other accounts established for the benefit of the Certificateholders, in each case to the extent and as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the Corporate Trust Office of the Securitization Trustee, and at such other places, if any, designated by the Securitization Trustee, by any Certificateholder upon request.

    The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of the Certificateholders under the Agreement at any time by the Transferor and the Securitization Trustee. In certain limited circumstances, the Agreement may only be amended with the consent of the Holders of Investor Certificates evidencing not less than 51% of the aggregate Percentage Interest of all Investor Certificates, voting together as a single class. Any such

                                     A-1-6
consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

    As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Securitization Trustee in its capacity as Certificate Registrar, or at the office of the agent of the Securitization Trustee in its capacity as Certificate Registrar, who shall initially be First Trust of New York, National Association, 100 Wall Street, 20th Floor, New York, New York 10005, in the Borough of Manhattan, the City of New York, or at the appropriate office of any successor Certificate Registrar, accompanied by a written instrument of transfer in form satisfactory to the Securitization Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class A-1 Certificates of authorized denominations and of a like aggregate fractional undivided interest will be issued to the designated transferee.

    The Class A-1 Certificates are issuable only as registered Certificates without coupons in denominations of $1,000 and integral multiples thereof (except for one Class A-1 Certificate in a smaller minimum denomination representing any remaining portion of the Initial Class A-1 Certificate Balance). As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class, of authorized denominations of a like aggregate principal amount, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Securitization Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

    Prior to due presentation of this Certificate for registration of transfer, the Securitization Trustee, the

                                     A-1-7

Certificate Registrar and any of their respective agents may treat the Person in whose name this Class A-1 Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and neither the Securitization Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

    The obligations and responsibilities created by the Agreement and the Securitization Trust created thereby shall terminate upon the payment to Investor Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held as part of the Securitization Trust. The Transferor may at its option purchase the corpus of the Securitization Trust at a price specified in the Agreement, and such purchase of the 1997-A SUBI Interest and 1997-A SUBI Certificate and other property of the Securitization Trust will effect early retirement of the Certificates; PROVIDED, HOWEVER, such right of purchase is exercisable only on the Distribution Date following the last day of a Collection Period as of which the Certificate Balance shall be less than or equal to ten percent (10%) of the Initial Certificate Balance.

    By accepting this Certificate, the Holder hereof (and each Certificate Owner with respect hereto, by virtue of acquiring a beneficial interest herein) covenants and agrees that prior to the date which is one year and one day after the last date upon which (a) each Class of Investor Certificates has been paid in full, and (b) all obligations due under any other Securitized Financing have been paid in full, the Holder and/or Certificate Owner will not institute against, or join any other Person in instituting against the Transferor, Toyota Motor Credit Corporation, the Securitization Trust, the Titling Trustee or the Titling Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. The foregoing shall not limit the Holder's and/or Certificate Owner's right to file any claim in or otherwise take actions with respect to any such proceeding instituted by any Person not under such a constraint. This non-petition covenant shall survive the termination of the Agreement.

                                     A-1-8

    Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Securitization Trustee, by manual signature, this Class A-1 Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

    IN WITNESS WHEREOF, the Transferor has caused this Class A-1 Certificate to be duly executed.

Dated:  __________ __, 199_


                             TOYOTA LEASING, INC.,


                             By:________________________________
                                Authorized Officer

















                                     A-1-9

                  This is one of the Class A-1 Certificates referred
                        to in the within-mentioned Agreement.

                             FIRST BANK NATIONAL ASSOCIATION, as
                             Trustee



                             By:________________________________




















                                     A-1-10

                                      ASSIGNMENT


    FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


_________________________________________________________________
(Please print or typewrite name and address, including postal zip code, of assignee)


_________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


_________________________________________________________________
Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                  _____________________________*
                                  Signature Guaranteed:


                                  _____________________________*

* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee

                                     A-1-11
program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

































                                     A-1-12

                                                                  EXHIBIT A-2


    UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            TOYOTA AUTO LEASE TRUST 1997-A

             _____% AUTOMOBILE LEASE ASSET BACKED CERTIFICATE, CLASS A-2

evidencing a percentage interest in the distributions allocable to the Investor Certificates, as defined below, evidencing an undivided interest in the Securitization Trust, as defined below, the property of which includes, among other things, a special unit of beneficial interest (the "1997-A SUBI Interest") in Toyota Lease Trust, a Delaware business trust, which SUBI Interest represents a beneficial interest in a pool of retail lease contracts for new and used automobiles and light duty trucks (and the related automobiles and light-duty trucks) entered into by various automobile and light duty truck dealers pursuant to contractual arrangements with Toyota Motor Credit Corporation, and which 1997-A SUBI Interest was originally issued to Toyota Leasing, Inc. and then to the Securitization Trust.

(This Certificate does not represent an obligation of, or an interest in, Toyota Leasing, Inc., Toyota Motor Credit Corporation, the Titling Trustee, the Securitization Trustee or any of their respective affiliates.)

Aggregate Denominations of
all Class A-2 Certificates:                                    CUSIP #
$________________


                                     A-2-1

Number A-2-__                                         Denomination:  $__________

































                                     A-2-2

    THIS CERTIFIES THAT CEDE & CO. is the registered owner of a ____________________________ ($__________) nonassessable, fully-paid, fractional undivided interest in the Toyota Auto Lease Trust 1997-A (the "Trust") formed by Toyota Leasing, Inc., a Delaware corporation, as Transferor (the "Transferor"). The Securitization Trust was created pursuant
to a Securitization Trust Agreement dated as of            1, 1997 (the
"Agreement"), between the Transferor and First Bank National Association, a national banking association, as trustee (the "Trustee"). A summary of certain of the pertinent provisions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

    This Certificate is one of the duly authorized Certificates issued under the Agreement and designated as "Toyota Auto Lease Trust 1997-A _____% Automobile Lease Asset Backed Certificates, Class A-2" (the "Class A-2 Certificates"). Also issued under the Agreement are Certificates designated as "Toyota Auto Lease Trust 1997-A _____% Automobile Lease Asset Backed
Certificates, Class   A-1" (the "Class A-1 Certificates"), Certificates
designated as "Toyota Auto Lease Trust 1997-A _____% Automobile Lease Asset Backed Certificates, Class A-3" (the "Class A-3 Certificates"), Certificates designated as "Toyota Auto Lease Trust 1997-A __% Automobile Lease Asset Backed Certificates, Class A-4" (the "Class A-4 Certificates" and, together with the Class A-2 Certificates, the Class A-3 Certificates and the Class A-1 Certificates, the "Class A Certificates"), Certificates designated as "Toyota Auto Lease Trust 1997-A _____% Automobile Lease Asset Backed Certificates, Class B" (the "Class B Certificates" and, together with the Class A Certificates, the "Investor Certificates") and a Certificate designated as the "Toyota Auto Lease Trust 1997-A Asset Backed Transferor Certificate" (the "Transferor Certificate" and, together with the Investor Certificates, the "Certificates"). The Class B Certificates are subordinated to the Class A Certificates and the Transferor Certificate is subordinated to the Investor Certificates to the extent described in the Agreement. This Class A-2 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which

                                     A-2-3

Agreement the Holder of this Class A-2 Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

    The property of the Securitization Trust includes, among other things, a special unit of beneficial interest (the "1997-A SUBI Interest") in Toyota Lease Trust, a Delaware business trust (the "Titling Trust"), which 1997-A SUBI Interest represents a beneficial interest in a pool of retail automobile and light duty truck lease contracts ("Contracts") and the new and used automobiles and light duty trucks leased thereby ("Leased Vehicles") (such pool of Contracts and Leased Vehicles; the "1997-A SUBI Portfolio") entered into by various automobile and light duty truck dealers pursuant to contractual arrangements with Toyota Motor Credit Corporation, which also acts as servicer (in that capacity, the "Servicer") of the 1997-A SUBI Portfolio.

    Under the Agreement, there will be distributed on the 25th day of each month or, if such 25th day is not a Business Day, the next succeeding Business Day (each, a "Distribution Date"), commencing on __________ 25, 1997, to the Person in whose name this Class A-2 Certificate is registered at the close of business on the last calendar day immediately preceding the related Distribution Date or, if Definitive Certificates are issued, the last day of the immediately preceding calendar month (each a "Record Date"), such Class A-2 Certificateholder's percentage interest in (i) the Class A-2 Distributable Amount for such Distribution Date and (ii) the amount of any repayment of any outstanding Class A-2 Interest Carryover Shortfall, Class A-2 Loss Amounts, Class A-2 Certificate Principal Loss Amounts and Class A-2 Certificate Principal Loss Interest Amounts being made on such Distribution Date, all to the extent and as more specifically set forth in the Agreement. To the extent provided in the Agreement, no principal payments shall be made in respect of the Class A-2 Certificates until the Class A-1 Certificates have been paid in full, and no principal payments shall be made in respect of the Class A-3 Certificates or the Class B Certificates until the Class A-2 Certificates have been paid in full.

    Distributions on this Class A-2 Certificate will be made by the Securitization Trustee by check mailed to the Class A-2

                                     A-2-4

Certificateholder of record in the Certificate Register without the presentation or surrender of this Class A-2 Certificate or the making of any notation hereon except that with respect to Class A-2 Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made by wire transfer of immediately available funds. Except as otherwise provided in the Agreement and notwithstanding the foregoing, the final distribution on this Class A-2 Certificate will be made after due notice by the Securitization Trustee of the pendency of such distribution and only upon presentation and surrender of this Class A-2 Certificate at the Corporate Trust Office of the Securitization Trustee.

    It is the intention of the Transferor and the Holders of Investor Certificates that the Investor Certificates will be indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Transferor, the Securitization Trustee and the Holder of this Certificate (or Certificate Owner) by acceptance of this Certificate (or, in the case of a Certificate Owner, by virtue of such Certificate Owner's acquisition of a beneficial interest herein) agree to treat the Investor Certificates (or beneficial interest therein), for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness and to report the transactions contemplated by the Agreement on all applicable tax returns in a manner consistent with such treatment. Each Holder of this Certificate agrees that it will cause any Certificate Owner acquiring an interest in this Certificate through it to comply with the Agreement as to treatment as indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income.

    By accepting this Certificate, the Holder hereof (and each Certificate Owner with respect hereto, by virtue of such Certificate Owner's acquisition of a beneficial interest herein) waives any claim to any proceeds or assets of the Titling Trustee and to all assets of the Titling Trust other than those from time to time included in the 1997-A SUBI Assets and those proceeds or assets derived from or earned by such 1997-A SUBI Assets.

                                     A-2-5

    In the event that, notwithstanding the statement of intentions and undertakings set forth in SECTION 4.12(a) of the Agreement and herein, it is finally determined that the Class A-2 Certificates do not evidence indebtedness of the Transferor for all income and franchise tax purposes, but rather represent an equity interest in the assets of the Securitization Trust, then the Holder (and each Certificate Owner hereof with respect hereto by virtue of acquiring a beneficial interest herein), agrees (i) to treat such Certificates, together with the Transferor Certificate, as representing an interest in a partnership for all tax purposes, (ii) to treat all payments in respect of such Certificates (to the extent not a return of capital) as a "guaranteed payment" thereon made pursuant to Section 707(c) of the Code, and
(iii) to allocate all other items of income, gain, deduction, loss or credit with respect to the assets and operations of the Securitization Trust to the Transferor.

    The Certificates do not represent an obligation of, or an interest in, the Transferor, the Servicer, the Titling Trust, the Titling Trustee, the Securitization Trustee or any of their respective affiliates. The Certificates are limited in right of payment to certain collections and recoveries respecting the 1997-A SUBI Interest and 1997-A SUBI Certificate and certain monies on deposit in the Reserve Fund and in certain other accounts established for the benefit of the Certificateholders, in each case to the extent and as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the Corporate Trust Office of the Securitization Trustee, and at such other places, if any, designated by the Securitization Trustee, by any Certificateholder upon request.

    The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of the Certificateholders under the Agreement at any time by the Transferor and the Securitization Trustee. In certain limited circumstances, the Agreement may only be amended with the consent of the Holders of Investor Certificates evidencing not less than 51% of the aggregate Percentage Interest of all Investor Certificates, voting together as a single class. Any such

                                     A-2-6
consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

    As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Securitization Trustee in its capacity as Certificate Registrar, or at the office of the agent of the Securitization Trustee in its capacity as Certificate Registrar, who shall initially be First Trust of New York, National Association, 100 Wall Street, 20th Floor, New York, New York 10005, in the Borough of Manhattan, the City of New York, or at the appropriate office of any successor Certificate Registrar, accompanied by a written instrument of transfer in form satisfactory to the Securitization Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class A-2 Certificates of authorized denominations and of a like aggregate fractional undivided interest will be issued to the designated transferee.

    The Class A-2 Certificates are issuable only as registered Certificates without coupons in denominations of $1,000 and integral multiples thereof (except for one Class A-2 Certificate in a smaller minimum denomination representing any remaining portion of the Initial Class A-2 Certificate Balance). As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class, of authorized denominations of a like aggregate principal amount, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Securitization Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

    Prior to due presentation of this Certificate for registration of transfer, the Securitization Trustee, the

                                     A-2-7

Certificate Registrar and any of their respective agents may treat the Person in whose name this Class A-2 Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and neither the Securitization Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

    The obligations and responsibilities created by the Agreement and the Securitization Trust created thereby shall terminate upon the payment to Investor Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held as part of the Securitization Trust. The Transferor may at its option purchase the corpus of the Securitization Trust at a price specified in the Agreement, and such purchase of the 1997-A SUBI Interest and 1997-A SUBI Certificate and other property of the Securitization Trust will effect early retirement of the Certificates; PROVIDED, HOWEVER, such right of purchase is exercisable only on the Distribution Date following the last day of a Collection Period as of which the Certificate Balance shall be less than or equal to ten percent (10%) of the Initial Certificate Balance.

    By accepting this Certificate, the Holder hereof (and each Certificate Owner with respect hereto, by virtue of acquiring a beneficial interest herein) covenants and agrees that prior to the date which is one year and one day after the last date upon which (a) each Class of Investor Certificates has been paid in full, and (b) all obligations due under any other Securitized Financing have been paid in full, the Holder and/or Certificate Owner will not institute against, or join any other Person in instituting against the Transferor, Toyota Motor Credit Corporation, the Securitization Trust, the Titling Trustee or the Titling Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. The foregoing shall not limit the Holder's and/or Certificate Owner's right to file any claim in or otherwise take actions with respect to any such proceeding instituted by any Person not under such a constraint. This non-petition covenant shall survive the termination of the Agreement.


                                     A-2-8

    Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Securitization Trustee, by manual signature, this Class A-2 Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

    IN WITNESS WHEREOF, the Transferor has caused this Class A-2 Certificate to be duly executed.

Dated:  __________ __, 199_


                                       TOYOTA LEASING INC.


                                       By:____________________________________
                                          Authorized Officer

















                                   A-2-9

              This is one of the Class A-2 Certificates referred
                    to in the within-mentioned Agreement.

                                       FIRST BANK NATIONAL ASSOCIATION, as
                                       Trustee



                                       By:____________________________________






















                                     A-2-10

                                   ASSIGNMENT


    FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


________________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, of assignee)


________________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


________________________________________________________________________________
Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                       ________________________________________*
                                       Signature Guaranteed:


                                       ________________________________________*

* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee



                                   A-2-11
program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


























                                   A-2-12

                                                                     EXHIBIT A-3

    UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                        TOYOTA AUTO LEASE TRUST 1997-A

          _____% AUTOMOBILE LEASE ASSET BACKED CERTIFICATE, CLASS A-3

evidencing a percentage interest in the distributions allocable to the Investor Certificates, as defined below, evidencing an undivided interest in the Securitization Trust, as defined below, the property of which includes, among other things, a special unit of beneficial interest (the "1997-A SUBI Interest") in Toyota Lease Trust, a Delaware business trust, which SUBI Interest represents a beneficial interest in a pool of retail lease contracts for new and used automobiles and light duty trucks (and the related automobiles and light-duty trucks) entered into by various automobile and light duty truck dealers pursuant to contractual arrangements with Toyota Motor Credit Corporation, and which 1997-A SUBI Interest was originally issued to Toyota Leasing, Inc. and then to the Securitization Trust.

(This Certificate does not represent an obligation of, or an interest in, Toyota Leasing, Inc., Toyota Motor Credit Corporation, the Titling Trustee, the Securitization Trustee or any of their respective affiliates.)

Aggregate Denominations of
all Class A-3 Certificates:                                    CUSIP #
$______________



                                   A-3-1

Number A-3-__                                       Denomination:  $____________

























                                   A-3-2

    THIS CERTIFIES THAT CEDE & CO. is the registered owner of a _______________________________ ($____________) nonassessable, fully-paid, fractional undivided interest in the Toyota Auto Lease Trust 1997-A (the "Trust") formed by Toyota Leasing, Inc., a Delaware corporation, as Transferor (the "Transferor"). The Securitization Trust was created pursuant to a Securitization Trust Agreement dated as of __________ 1, 1997 (the "Agreement"), between the Transferor and First Bank National Association, a national banking association, as trustee (the "Trustee"). A summary of certain of the pertinent provisions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

    This Certificate is one of the duly authorized Certificates issued under the Agreement and designated as "Toyota Auto Lease Trust 1997-A _____% Automobile Lease Asset Backed Certificates, Class A-3" (the "Class A-3 Certificates"). Also issued under the Agreement are Certificates designated as "Toyota Auto Lease Trust 1997-A _____% Automobile Lease Asset Backed
Certificates, Class   A-1" (the "Class A-1 Certificates"), Certificates
designated as "Toyota Auto Lease Trust 1997-A_____% Automobile Lease Asset Backed Certificates, Class A-2" (the "Class A-2 Certificates"), Certificates designated as "Toyota Auto Lease Trust 1997-A __% Automobile Lease Asset Backed Certificates, Class A-4 (the "Class A-4 Certificates" and, together with the Class A-3 Certificates, the Class A-2 Certificates and the Class A-1 Certificates, the "Class A Certificates"), Certificates designated as "Toyota Auto Lease Trust 1997-A _____% Automobile Lease Asset Backed Certificates, Class B" (the "Class B Certificates" and, together with the Class A Certificates, the "Investor Certificates") and a Certificate designated as the "Toyota Auto Lease Trust 1997-A Asset Backed Transferor Certificate" (the "Transferor Certificate" and, together with the Investor Certificates, the "Certificates"). The Class B Certificates are subordinated to the Class A Certificates and the Transferor Certificate is subordinated to the Investor Certificates to the extent described in the Agreement. This Class A-3 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A-3



                                    A-3-3

Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

    The property of the Securitization Trust includes, among other things, a special unit of beneficial interest (the "1997-A SUBI Interest") in Toyota Least Trust, a Delaware business trust (the "Titling Trust"), which 1997-A SUBI Interest represents a beneficial interest in a pool of retail automobile and light duty truck lease contracts ("Contracts") and the new and used automobiles and light duty trucks leased thereby ("Leased Vehicles") (such pool of Contracts and Leased Vehicles; the "1997-A SUBI Portfolio") entered into by various automobile and light duty truck dealers pursuant to contractual arrangements with Toyota Motor Credit Corporation, which also acts as servicer (in that capacity, the "Servicer") of the 1997-A SUBI Portfolio.

    Under the Agreement, there will be distributed on the 25th day of each month or, if such 25th day is not a Business Day, the next succeeding Business Day (each, a "Distribution Date"), commencing on __________ 25, 1997, to the Person in whose name this Class A-3 Certificate is registered at the close of business on the last calendar day immediately preceding the related Distribution Date or, if Definitive Certificates are issued, the last day of the immediately preceding calendar month (each a "Record Date"), such Class A-3 Certificateholder's percentage interest in (i) the Class A-3 Distributable Amount for such Distribution Date and (ii) the amount of any repayment of any outstanding Class A-3 Interest Carryover Shortfall, Class A-3 Loss Amounts, Class A-3 Certificate Principal Loss Amounts and Class A-3 Certificate Principal Loss Interest Amounts being made on such Distribution Date, all to the extent and as more specifically set forth in the Agreement. To the extent provided in the Agreement, no principal payments shall be made in respect of the Class A-2 Certificates until the Class A-1 Certificates have been paid in full, and no principal payments shall be made in respect of the Class A-3 Certificates or the Class B Certificates until the Class A-2 Certificates have been paid in full.

    Distributions on this Class A-3 Certificate will be made by the Securitization Trustee by check mailed to the Class A-3



                                    A-3-4

Certificateholder of record in the Certificate Register without the presentation or surrender of this Class A-3 Certificate or the making of any notation hereon except that with respect to Class A-3 Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made by wire transfer of immediately available funds. Except as otherwise provided in the Agreement and notwithstanding the foregoing, the final distribution on this Class A-3 Certificate will be made after due notice by the Securitization Trustee of the pendency of such distribution and only upon presentation and surrender of this Class A-3 Certificate at the Corporate Trust Office of the Securitization Trustee.

    It is the intention of the Transferor and the Holders of Investor Certificates that the Investor Certificates will be indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Transferor, the Securitization Trustee and the Holder of this Certificate (or Certificate Owner) by acceptance of this Certificate (or, in the case of a Certificate Owner, by virtue of such Certificate Owner's acquisition of a beneficial interest herein) agree to treat the Investor Certificates (or beneficial interest therein), for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness and to report the transactions contemplated by the Agreement on all applicable tax returns in a manner consistent with such treatment. Each Holder of this Certificate agrees that it will cause any Certificate Owner acquiring an interest in this Certificate through it to comply with the Agreement as to treatment as indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income.

    By accepting this Certificate, the Holder hereof (and each Certificate Owner with respect hereto, by virtue of such Certificate Owner's acquisition of a beneficial interest herein) waives any claim to any proceeds or assets of the Titling Trustee and to all assets of the Titling Trust other than those from time to time included in the 1997-A SUBI Assets and those proceeds or assets derived from or earned by such 1997-A SUBI Assets.



                                    A-3-5

    In the event that, notwithstanding the statement of intentions and undertakings set forth in SECTION 4.12(a) of the Agreement and herein, it is finally determined that the Class A-3 Certificates do not evidence indebtedness of the Transferor for all income and franchise tax purposes, but rather represent an equity interest in the assets of the Securitization Trust, then the Holder (and each Certificate Owner hereof with respect hereto by virtue of acquiring a beneficial interest herein), agrees (i) to treat such Certificates, together with the Transferor Certificate, as representing an interest in a partnership for all tax purposes, (ii) to treat all payments in respect of such Certificates (to the extent not a return of capital) as a "guaranteed payment" thereon made pursuant to Section 707(c) of the Code, and (iii) to allocate all other items of income, gain, deduction, loss or credit with respect to the assets and operations of the Securitization Trust to the Transferor.

    The Certificates do not represent an obligation of, or an interest in, the Transferor, the Servicer, the Titling Trust, the Titling Trustee, the Securitization Trustee or any of their respective affiliates. The Certificates are limited in right of payment to certain collections and recoveries respecting the 1997-A SUBI Interest and 1997-A SUBI Certificate and certain monies on deposit in the Reserve Fund and in certain other accounts established for the benefit of the Certificateholders, in each case to the extent and as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the Corporate Trust Office of the Securitization Trustee and at such other places, if any, designated by the Securitization Trustee, by any Certificateholder upon request.

    The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of the Certificateholders under the Agreement at any time by the Transferor and the Securitization Trustee. In certain limited circumstances, the Agreement may only be amended with the consent of the Holders of Investor Certificates evidencing not less than 51% of the aggregate Percentage Interest of all Investor Certificates, voting together as a single class. Any such




                                     A-3-6
consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

    As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Securitization Trustee in its capacity as Certificate Registrar, or at the office of the agent of the Securitization Trustee in its capacity as Certificate Registrar, who shall initially be First Trust of New York, National Association, 100 Wall Street, 20th Floor, New York, New York 10005, in the Borough of Manhattan, the City of New York, or at the appropriate office of any successor Certificate Registrar, accompanied by a written instrument of transfer in form satisfactory to the Securitization Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class A-3 Certificates of authorized denominations and of a like aggregate fractional undivided interest will be issued to the designated transferee.

    The Class A-3 Certificates are issuable only as registered Certificates without coupons in denominations of $1,000 and integral multiples thereof (except for one Class A-3 Certificate in a smaller minimum denomination representing any remaining portion of the Initial Class A-3 Certificate Balance). As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class, of authorized denominations of a like aggregate principal amount, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Securitization Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

    Prior to due presentation of this Certificate for registration of transfer, the Securitization Trustee, the



                                   A-3-7

Certificate Registrar and any of their respective agents may treat the Person in whose name this Class A-3 Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and neither the Securitization Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

    The obligations and responsibilities created by the Agreement and the Securitization Trust created thereby shall terminate upon the payment to Investor Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held as part of the Securitization Trust. The Transferor may at its option purchase the corpus of the Securitization Trust at a price specified in the Agreement, and such purchase of the 1997-A SUBI Interest and 1997-A SUBI Certificate and other property of the Securitization Trust will effect early retirement of the Certificates; PROVIDED, HOWEVER, such right of purchase is exercisable only on the Distribution Date following the last day of a Collection Period as of which the Certificate Balance shall be less than or equal to ten percent (10%) of the Initial Certificate Balance.

    By accepting this Certificate, the Holder hereof (and each Certificate Owner with respect hereto, by virtue of acquiring a beneficial interest herein) covenants and agrees that prior to the date which is one year and one day after the last date upon which (a) each Class of Investor Certificates has been paid in full, and (b) all obligations due under any other Securitized Financing have been paid in full, the Holder and/or Certificate Owner will not institute against, or join any other Person in instituting against the Transferor, Toyota Motor Credit Corporation, the Securitization Trust, the Titling Trustee or the Titling Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. The foregoing shall not limit the Holder's and/or Certificate Owner's right to file any claim in or otherwise take actions with respect to any such proceeding instituted by any Person not under such a constraint. This nonpetition covenant shall survive the termination of the Agreement.


                                    A-3-8

    Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Securitization Trustee, by manual signature, this Class A-3 Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

























                                    A-3-9

    IN WITNESS WHEREOF, the Transferor has caused this Class A-3 Certificate to be duly executed.

Dated:  __________ __, 199_


                                       TOYOTA LEASING INC.


                                       By:____________________________________
                                          Authorized Officer





















                                   A-3-10

              This is one of the Class A-3 Certificates referred
                    to in the within-mentioned Agreement.

                                       FIRST BANK NATIONAL ASSOCIATION, as
                                       Trustee



                                       By:____________________________________


























                                   A-3-11

                                      ASSIGNMENT


    FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


-----------------------------------------------------------------
(Please print or typewrite name and address, including postal zip code, of assignee)


-----------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


-----------------------------------------------------------------
Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                  -----------------------------*
                                  Signature Guaranteed:


                                  -----------------------------*

* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee

                                    A-3-12
program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.



                                    A-3-13

                                                                     EXHIBIT A-4

    UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            TOYOTA AUTO LEASE TRUST 1997-A

             _____% AUTOMOBILE LEASE ASSET BACKED CERTIFICATE, CLASS A-4

evidencing a percentage interest in the distributions allocable to the Investor Certificates, as defined below, evidencing an undivided interest in the Securitization Trust, as defined below, the property of which includes, among other things, a special unit of beneficial interest (the "1997-A SUBI Interest") in Toyota Lease Trust, a Delaware business trust, which SUBI Interest represents a beneficial interest in a pool of retail lease contracts for new and used automobiles and light duty trucks (and the related automobiles and light-duty trucks) entered into by various automobile and light duty truck dealers pursuant to contractual arrangements with Toyota Motor Credit Corporation, and which 1997-A SUBI Interest was originally issued to Toyota Leasing, Inc. and then to the Securitization Trust.

(This Certificate does not represent an obligation of, or an interest in, Toyota Leasing, Inc., Toyota Motor Credit Corporation, the Titling Trustee, the Securitization Trustee or any of their respective affiliates.)

Aggregate Denominations of
all Class A-4 Certificates:                                    CUSIP #
$
 --------------
                                    A-4-1

Number A-4-                                       Denomination:  $
           --                                                       ----------



                                    A-4-2

    THIS CERTIFIES THAT CEDE & CO. is the registered owner of a _______________________________ ($____________) nonassessable, fully-paid, fractional undivided interest in the Toyota Auto Lease Trust 1997-A (the "Trust") formed by Toyota Leasing, Inc., a Delaware corporation, as Transferor (the "Transferor"). The Securitization Trust was created pursuant
to a Securitization Trust Agreement dated as of          1, 1997 (the
"Agreement"), between the Transferor and First Bank National Association, a national banking association, as trustee (the "Trustee"). A summary of certain of the pertinent provisions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

    This Certificate is one of the duly authorized Certificates issued under the Agreement and designated as "Toyota Auto Lease Trust 1997-A _____% Automobile Lease Asset Backed Certificates, Class A-4" (the "Class A-4 Certificates"). Also issued under the Agreement are Certificates designated as "Toyota Auto Lease Trust 1997-A _____% Automobile Lease Asset Backed
Certificates, Class   A-1" (the "Class A-1 Certificates"), Certificates
designated as "Toyota Auto Lease Trust 1997-A_____% Automobile Lease Asset Backed Certificates, Class A-2" (the "Class A-2 Certificates"), Certificates designated as "Toyota Auto Lease Trust 1997-A __% Automobile Lease Asset Backed Certificates, Class A-3 (the "Class A-3 Certificates" and, together with the Class A-4 Certificates, the Class A-1 Certificates and the Class A-2 Certificates, the "Class A Certificates"), Certificates designated as "Toyota Auto Lease Trust 1997-A _____% Automobile Lease Asset Backed Certificates, Class B" (the "Class B Certificates" and, together with the Class A Certificates, the "Investor Certificates") and a Certificate designated as the "Toyota Auto Lease Trust 1997-A Asset Backed Transferor Certificate" (the "Transferor Certificate" and, together with the Investor Certificates, the "Certificates"). The Class B Certificates are subordinated to the Class A Certificates and the Transferor Certificate is subordinated to the Investor Certificates to the extent described in the Agreement. This Class A-4 Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A-4

                                    A-4-3

Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

    The property of the Securitization Trust includes, among other things, a special unit of beneficial interest (the "1997-A SUBI Interest") in Toyota Least Trust, a Delaware business trust (the "Titling Trust"), which 1997-A SUBI Interest represents a beneficial interest in a pool of retail automobile and light duty truck lease contracts ("Contracts") and the new and used automobiles and light duty trucks leased thereby ("Leased Vehicles") (such pool of Contracts and Leased Vehicles; the "1997-A SUBI Portfolio") entered into by various automobile and light duty truck dealers pursuant to contractual arrangements with Toyota Motor Credit Corporation, which also acts as servicer (in that capacity, the "Servicer") of the 1997-A SUBI Portfolio.

    Under the Agreement, there will be distributed on the 25th day of each month or, if such 25th day is not a Business Day, the next succeeding Business Day (each, a "Distribution Date"), commencing on __________ 25, 1997, to the Person in whose name this Class A-3 Certificate is registered at the close of business on the last calendar day immediately preceding the related Distribution Date or, if Definitive Certificates are issued, the last day of the immediately preceding calendar month (each a "Record Date"), such Class A-4 Certificateholder's percentage interest in (i) the Class A-4 Distributable Amount for such Distribution Date and (ii) the amount of any repayment of any outstanding Class A-4 Interest Carryover Shortfall, Class A-4 Loss Amounts, Class A-4 Certificate Principal Loss Amounts and Class A-4 Certificate Principal Loss Interest Amounts being made on such Distribution Date, all to the extent and as more specifically set forth in the Agreement. To the extent provided in the Agreement, no principal payments shall be made in respect of the Class A-2 Certificates until the Class A-1 Certificates have been paid in full, no principal payments shall be made in respect of the Class A-3 Certificates until the Class A-2 Certificates have been paid in full and no principal payments shall be made in respect of the Class A-4 Certificates or the Class B Certificates until the Class A-3 Certificates have been paid in full.

                                    A-4-4

    Distributions on this Class A-4 Certificate will be made by the Securitization Trustee by check mailed to the Class A-4 Certificateholder of record in the Certificate Register without the presentation or surrender of this Class A-3 Certificate or the making of any notation hereon except that with respect to Class A-4 Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made by wire transfer of immediately available funds. Except as otherwise provided in the Agreement and notwithstanding the foregoing, the final distribution on this Class A-4 Certificate will be made after due notice by the Securitization Trustee of the pendency of such distribution and only upon presentation and surrender of this Class A-4 Certificate at the Corporate Trust Office of the Securitization Trustee.

    It is the intention of the Transferor and the Holders of Investor Certificates that the Investor Certificates will be indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Transferor, the Securitization Trustee and the Holder of this Certificate (or Certificate Owner) by acceptance of this Certificate (or, in the case of a Certificate Owner, by virtue of such Certificate Owner's acquisition of a beneficial interest herein) agree to treat the Investor Certificates (or beneficial interest therein), for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness and to report the transactions contemplated by the Agreement on all applicable tax returns in a manner consistent with such treatment. Each Holder of this Certificate agrees that it will cause any Certificate Owner acquiring an interest in this Certificate through it to comply with the Agreement as to treatment as indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income.

    By accepting this Certificate, the Holder hereof (and each Certificate Owner with respect hereto, by virtue of such Certificate Owner's acquisition of a beneficial interest herein) waives any claim to any proceeds or assets of the Titling Trustee and to all assets of the Titling Trust other than those from time

                                    A-4-5
to time included in the 1997-A SUBI Assets and those proceeds or assets derived from or earned by such 1997-A SUBI Assets.

    In the event that, notwithstanding the statement of intentions and undertakings set forth in SECTION 4.12(a) of the Agreement and herein, it is finally determined that the Class A-4 Certificates do not evidence indebtedness of the Transferor for all income and franchise tax purposes, but rather represent an equity interest in the assets of the Securitization Trust, then the Holder (and each Certificate Owner hereof with respect hereto by virtue of acquiring a beneficial interest herein), agrees (i) to treat such Certificates, together with the Transferor Certificate, as representing an interest in a partnership for all tax purposes, (ii) to treat all payments in respect of such Certificates (to the extent not a return of capital) as a "guaranteed payment" thereon made pursuant to Section 707(c) of the Code, and
(iii) to allocate all other items of income, gain, deduction, loss or credit with respect to the assets and operations of the Securitization Trust to the Transferor.

    The Certificates do not represent an obligation of, or an interest in, the Transferor, the Servicer, the Titling Trust, the Titling Trustee, the Securitization Trustee or any of their respective affiliates. The Certificates are limited in right of payment to certain collections and recoveries respecting the 1997-A SUBI Interest and 1997-A SUBI Certificate and certain monies on deposit in the Reserve Fund and in certain other accounts established for the benefit of the Certificateholders, in each case to the extent and as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the Corporate Trust Office of the Securitization Trustee and at such other places, if any, designated by the Securitization Trustee, by any Certificateholder upon request.

    The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of the Certificateholders under the Agreement at any time by the Transferor and the Securitization Trustee. In certain limited circumstances, the Agreement may only be amended with the consent

                                    A-4-6
of the Holders of Investor Certificates evidencing not less than 51% of the aggregate Percentage Interest of all Investor Certificates, voting together as a single class. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

    As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Securitization Trustee in its capacity as Certificate Registrar, or at the office of the agent of the Securitization Trustee in its capacity as Certificate Registrar, who shall initially be First Trust of New York, National Association, 100 Wall Street, 20th Floor, New York, New York 10005, in the Borough of Manhattan, the City of New York, or at the appropriate office of any successor Certificate Registrar, accompanied by a written instrument of transfer in form satisfactory to the Securitization Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class A-4 Certificates of authorized denominations and of a like aggregate fractional undivided interest will be issued to the designated transferee.

    The Class A-4 Certificates are issuable only as registered Certificates without coupons in denominations of $1,000 and integral multiples thereof (except for one Class A-4 Certificate in a smaller minimum denomination representing any remaining portion of the Initial Class A-4 Certificate Balance). As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class, of authorized denominations of a like aggregate principal amount, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Securitization Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

                                    A-4-7

    Prior to due presentation of this Certificate for registration of transfer, the Securitization Trustee, the Certificate Registrar and any of their respective agents may treat the Person in whose name this Class A-4 Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and neither the Securitization Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

    The obligations and responsibilities created by the Agreement and the Securitization Trust created thereby shall terminate upon the payment to Investor Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held as part of the Securitization Trust. The Transferor may at its option purchase the corpus of the Securitization Trust at a price specified in the Agreement, and such purchase of the 1997-A SUBI Interest and 1997-A SUBI Certificate and other property of the Securitization Trust will effect early retirement of the Certificates; PROVIDED, HOWEVER, such right of purchase is exercisable only on the Distribution Date following the last day of a Collection Period as of which the Certificate Balance shall be less than or equal to ten percent (10%) of the Initial Certificate Balance.

    By accepting this Certificate, the Holder hereof (and each Certificate Owner with respect hereto, by virtue of acquiring a beneficial interest herein) covenants and agrees that prior to the date which is one year and one day after the last date upon which (a) each Class of Investor Certificates has been paid in full, and (b) all obligations due under any other Securitized Financing have been paid in full, the Holder and/or Certificate Owner will not institute against, or join any other Person in instituting against the Transferor, Toyota Motor Credit Corporation, the Securitization Trust, the Titling Trustee or the Titling Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. The foregoing shall not limit the Holder's and/or Certificate Owner's right to file any claim in or otherwise take actions with respect to any such proceeding instituted by any Person not under such a

                                    A-4-8
constraint. This nonpetition covenant shall survive the termination of the Agreement.

    Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Securitization Trustee, by manual signature, this Class A-4 Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

    IN WITNESS WHEREOF, the Transferor has caused this Class A-4 Certificate to be duly executed.

Dated:                , 199
        ---------- ---     --

                             TOYOTA LEASING INC.


                             By:
                                --------------------------------
                                Authorized Officer





                                    A-4-9

                  This is one of the Class A-4 Certificates referred
                        to in the within-mentioned Agreement.

                             FIRST BANK NATIONAL ASSOCIATION, as
                             Trustee



                             By:
                                --------------------------------








                                    A-4-10

                                      ASSIGNMENT

    FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


----------------------------------------------------------------
(Please print or typewrite name and address, including postal zip code, of assignee)

----------------------------------------------------------------
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


----------------------------------------------------------------
Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                  -----------------------------*
                                  Signature Guaranteed:


                                  -----------------------------*

* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee

                                    A-4-11
program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


















                                    A-4-12

                                                                       EXHIBIT B


    THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES AND THE CLASS A-3 CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

    THIS CERTIFICATE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS IN RELIANCE ON EXEMPTIONS PROVIDED BY THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS. NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE UNLESS SUCH RESALE OR TRANSFER (A) IS MADE IN ACCORDANCE WITH SECTION 4.03 OF THE AGREEMENT REFERRED TO HEREIN AND (B) IS MADE
(i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT,
(ii) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, (iii) TO TOYOTA LEASING INC. (THE "TRANSFEROR") OR (iv) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT THAT IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. NEITHER THE TRANSFEROR NOR FIRST BANK NATIONAL ASSOCIATION, AS TRUSTEE (THE "SECURITIZATION TRUSTEE"), IS OBLIGATED TO REGISTER THE CERTIFICATES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS. IN THE EVENT THAT THE TRANSFER OF A CLASS B CERTIFICATE IS TO BE MADE, EITHER (A) AN OPINION OF COUNSEL OR (B) A REPRESENTATION LETTER FROM THE PROSPECTIVE INVESTOR, IN EITHER CASE IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURITIZATION TRUSTEE AND THE TRANSFEROR, IS REQUIRED TO BE DELIVERED TO THE SECURITIZATION TRUSTEE AND THE TRANSFEROR, TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

    NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE UNLESS THE SECURITIZATION TRUSTEE SHALL HAVE RECEIVED A REPRESENTATION LETTER OR OPINION OF COUNSEL FROM THE TRANSFEREE OF THIS CERTIFICATE, ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRANSFEROR AND THE SECURITIZATION TRUSTEE, TO

THE EFFECT THAT (A) SUCH TRANSFEREE WILL NOT ACQUIRE THIS CERTIFICATE ON BEHALF OR WITH THE ASSETS OF ANY "EMPLOYEE BENEFIT PLAN" AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), (B) NO "PROHIBITED TRANSACTION" UNDER ERISA OR THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), WILL OCCUR IN CONNECTION WITH SUCH TRANSFEREE'S ACQUISITION OF THIS CERTIFICATE OR (C) THE ACQUISITION OF THIS CERTIFICATE IS SUBJECT TO A STATUTORY OR ADMINISTRATIVE EXEMPTION FROM THE "PROHIBITED TRANSACTION" PROVISIONS OF ERISA AND THE CODE. IN ADDITION, NO TRANSFER OF THIS CERTIFICATE WILL BE PERMITTED IF, AS A RESULT OF SUCH TRANSFER, 25% OR MORE OF THE OUTSTANDING CERTIFICATE BALANCE OF ALL CLASS B CERTIFICATES WOULD BE HELD BY EMPLOYEE BENEFIT PLANS" (AS DEFINED IN SECTION 3(3) OF ERISA) OR OTHER BENEFIT PLAN INVESTORS.

    THE RESTRICTIONS ON RESALE OR TRANSFER DESCRIBED ABOVE ARE SUBJECT TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE HOLDER'S PROPERTY SHALL AT ALL TIMES BE AND REMAIN WITHIN ITS CONTROL.

                            TOYOTA AUTO LEASE TRUST 1997-A

              _____% AUTOMOBILE LEASE ASSET BACKED CERTIFICATE, CLASS B

    evidencing a percentage interest in the distributions allocable to the Investor Certificates, as defined below, evidence an undivided interest in the Securitization Trust, as defined below, the property of which includes, among other things, a special unit of beneficial interest (the "1997-A SUBI Interest") in Toyota Lease Trust, a Delaware business trust, which 1997-A SUBI Interest represents a beneficial interest in a pool of retail lease contracts for new and used automobiles and light duty trucks (and the related automobiles and light-duty trucks) entered into by various automobile and light duty truck dealers pursuant to contractual arrangements with Toyota Motor Credit Corporation, and which special unit of beneficial interest was originally issued to Toyota Leasing Inc. and then to the Securitization Trust.

    (This Certificate does not represent an obligation of, or an interest in, Toyota Leasing, Inc., Toyota Motor Credit Corporation, the Titling Trustee or the Securitization Trustee or any of their respective affiliates.)

    Aggregate Denominations
    of all Class B Certificates:                              CUSIP #
    $_____________

    Number B-__                                      Denomination:  $__________

    THIS CERTIFIES THAT _______________ is the registered owner of a ________________________________________________ DOLLAR and ________________
CENTS ($__________ ) nonassessable, fully-paid, fractional undivided interest in the Toyota Auto Lease Trust 1997-A (the "Trust") formed by Toyota Leasing, Inc., a Delaware corporation, as Transferor (the "Transferor"). The Securitization Trust was created pursuant to a Securitization Trust Agreement dated as of
        1, 1997 (the "Agreement"), between the Transferor and First Bank National Association, a national banking association, as trustee (the "Trustee"). A summary of certain of the pertinent provisions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

    This Certificate is one of the duly authorized Certificates issued under the Agreement and designated as "Toyota Auto Lease Trust 1997-A_____% Automobile Contract Asset Backed Certificates, Class B" (the "Class B Certificates"). Also issued under the Agreement are Certificates designated as "Toyota Auto Lease Trust 1997-A _____% Automobile Lease Asset Backed Certificates, Class A-1" (the "Class A-1 Certificates"), Certificates designated as "Toyota Auto Lease Trust 1997-A_____% Automobile Lease Asset Backed Certificates, Class A-2" (the "Class A-2 Certificates"), Certificates designated as "Toyota Auto Lease Trust 1997-A _____% Automobile Lease Asset Backed Certificates, Class A-3" (the "Class A-3 Certificates" and, together with the Class A-1 Certificates and the Class A-2 Certificates, the "Class A Certificates" and, together with the Class B Certificates, the

"Investor Certificates") and a Certificate designated as the "Toyota Auto Lease Trust 1997-A Automobile Asset Backed Transferor Certificate" (the "Transferor Certificate" and, together with the Investor Certificates, the "Certificates"). The Class B Certificates are subordinated to the Class A Certificates, and the Transferor Certificate is subordinated to the Investor Certificates, to the extent described in the Agreement. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class B Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

    The property of the Securitization Trust includes, among other things, a special unit of beneficial interest (the "1997-A SUBI Interest") in Toyota Lease Trust, a Delaware business trust (the "Titling Trust"), which 1997-A SUBI Interest represents a beneficial interest in a pool of retail automobile and light duty truck lease contracts ("Contracts") and the new and used automobiles and light duty trucks leased thereby ("Leased Vehicles") (such pool of Contracts and Leased Vehicles, the "1997-A SUBI Portfolio") entered into by various automobile and light duty truck dealers pursuant to contractual arrangements with Toyota Motor Credit Corporation, which also acts as servicer (in that capacity, the "Servicer") of the 1997-A SUBI Portfolio.

    Under the Agreement, there will be distributed on the 25th day of each month or, if such 25th day is not a Business Day, the next succeeding Business Day (each, a "Distribution Date"), commencing on ___________ 25, 1997 to the Person in whose name this Class B Certificate is registered at the close of business on the last day of the immediately preceding calendar month (each a "Record Date"), such Class B Certificateholder's percentage interest in (i) the Class B Distributable Amount for such Distribution Date, and (ii) the amount of any repayment of any outstanding Class B Interest Carryover Shortfall, Class B Certificate Principal Carryover Shortfall, Class B Loss Amounts, Class B Certificate Principal Loss Amounts, Class B Certificate Principal Loss Interest Amounts and Class B Certificate Principal Carryover Shortfall Interest Amounts being made on such Distribution Date, all to the extent and as more specifically set forth in the Agreement. To the extent provided in the Agreement, no principal payments shall be made in respect of the Class A-2 Certificates until the Class A-1 Certificates have been paid in full, and no principal payments shall be made in respect of the Class A-3 Certificates or the Class B Certificates until the Class A-2 Certificates have been paid in full.

    Distributions on this Class B Certificate will be made by the Securitization Trustee by check mailed to the Class B Certificateholder of record in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation hereon or, at the option of a Holder who owns Class B Certificates having an aggregate initial denomination of $250,000 or more, upon written instructions received by the Securitization Trustee not later than fifteen days prior to the related Record Date, by wire transfer of immediately available funds to an account maintained by such Holder at a depository institution in the United States having appropriate facilities therefor. Except as otherwise provided in the Agreement and notwithstanding the foregoing, the final distribution on this Class B Certificate will be made after due notice by the Securitization Trustee of the pendency of such distribution and only upon presentation and surrender of this Class B Certificate at the Corporate Trust Office of the Securitization Trustee.

    It is the intention of the Transferor and the Holders of Investor Certificates that the Investor Certificates will be indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Transferor, the Securitization Trustee and the Holder of this Certificate by acceptance of this Certificate agree to treat the Investor Certificates, for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness and to report the transactions contemplated by the Agreement on all applicable tax returns in a manner consistent with such treatment.

    By accepting this Certificate, the Holder hereof waives any claim to any proceeds or assets of the Titling Trustee and to all assets of the Titling Trust other than those from time to time included in the 1997-A SUBI Assets and those proceeds or assets derived from or earned by such 1997-A SUBI Assets.

    In the event that, notwithstanding the statement of intentions and undertakings set forth in SECTION 4.12(a) of the Agreement and herein, it is finally determined that the Class B Certificates do not evidence indebtedness of the Transferor for all income and franchise tax purposes, but rather represent an equity interest in the assets of the Securitization Trust, then Holder hereof agrees (i) to treat such Certificates, together with the Transferor Certificate, as representing an interest in a partnership for all tax purposes, (ii) to treat all payments in respect of such Certificates (to the extent not a return of capital) as a "guaranteed payment" thereon made pursuant to Section 707(c) of the Code, and (iii) to allocate all other items of income, gain, deduction, loss or credit with respect to the assets and operations of the Securitization Trust to the Transferor.

    The Certificates do not represent an obligation of, or an interest in, the Transferor, the Servicer, the Titling Trust, the Titling Trustee, the Securitization Trustee or any of their respective affiliates. The Certificates are limited in right of payment to certain collections and recoveries respecting the 1997-A SUBI Interest and 1997-A SUBI Certificate and certain monies on deposit in the Reserve Fund and in certain other accounts established for the benefit of the Certificateholders, in each case to the extent and as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the Corporate Trust Office of the Securitization Trustee, and at such other places, if any, designated by the Securitization Trustee, by any Certificateholder upon request.

    The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of the Certificateholders under the Agreement at any time by the Transferor and the Securitization Trustee. In certain limited circumstances, the Agreement may only be amended with the consent of the Holders of Investor Certificates evidencing not less than 51% of the aggregate Percentage Interest of all Investor Certificates, voting together as a single class. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.

    As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Registrar upon surrender of this Certificate for registration of transfer at the Corporate Trust Office of the Securitization Trustee in its capacity as Certificate Registrar, or at the office of the agent of the Securitization Trustee in its capacity as Certificate Registrar, who shall initially be First Trust of New York, National Association, 100 Wall Street, 20th Floor, New York, New York 10005, in the Borough of Manhattan, the City of New York, or at the appropriate office of any successor Certificate Registrar, accompanied by a written instrument of transfer in form satisfactory to the Securitization Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations and of a like aggregate fractional undivided interest will be issued to the designated transferee.

    The Class B Certificates are issuable only as registered Certificates without coupons in denominations of $250,000 and integral multiples of $1,000 in excess thereof, (except for one Class B Certificate in a smaller minimum denomination representing any remaining portion of the Initial Class B Certificate Balance). As provided in the Agreement, and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class, of authorized denominations of a like aggregate principal amount, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Securitization Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

    Prior to due presentation of this Certificate for registration of transfer, the Securitization Trustee, the Certificate Registrar and any of their respective agents may treat the Person in whose name this Class B Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and neither the Securitization Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

    The obligations and responsibilities created by the Agreement and the Securitization Trust created thereby shall terminate upon the payment to Investor Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held as part of the Securitization Trust. The Transferor may at its option purchase the corpus of the Securitization Trust at a price specified in the Agreement, and such purchase of the 1997-A SUBI Interest and 1997-A SUBI Certificate and other property of the Securitization Trust will effect early retirement of the Certificates; PROVIDED, HOWEVER, such right of purchase is exercisable only on the Distribution Date following the last day of a Collection Period as of which the Certificate Balance shall be less than or equal to ten percent (10%) of the Initial Certificate Balance.

    By accepting this Certificate, the Holder hereof covenants and agrees that prior to the date which is one year and one day after the last date upon which
(a) each Class of Investor Certificates has been paid in full, and (b) all obligations due under any other Securitized Financing have been paid in full, the Holder will not institute against, or join any other Person in instituting against the Transferor, Toyota Motor Credit Corporation, the Securitization Trust, the Titling Trustee or the Titling Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. The foregoing shall not limit the Holder's right to file any claim in or otherwise take actions with respect to any such proceeding instituted by any Person not under such a constraint. This non-petition covenant shall survive the termination of the Agreement.

    Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Securitization Trustee, by manual signature, this Class B Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

    IN WITNESS WHEREOF, the Transferor has caused this Class B Certificate to be duly executed.

Dated:  __________ __, 199_

                             TOYOTA LEASING INC.


                             By:________________________________
                                Authorized Officer

                   This is one of the Class B Certificates referred
                        to in the within-mentioned Agreement.

                             FIRST BANK NATIONAL ASSOCIATION, as
                             Trustee



                             By:________________________________

                                      ASSIGNMENT


    FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


_________________________________________________________________
(Please print or typewrite name and address, including postal zip code, of assignee)


_________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


_________________________________________________________________
Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                  _____________________________*
                                  Signature Guaranteed:


                                  _____________________________*

* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                      EXHIBIT C


    THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE APPLICABLE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED.

                            TOYOTA AUTO LEASE TRUST 1997-A

                 AUTOMOBILE LEASE ASSET BACKED TRANSFEROR CERTIFICATE

    evidencing the entire interest in the distributions allocable to the Transferor Certificate evidencing an undivided interest in the Securitization Trust, as defined below, the property of which includes, among other things, a special unit of beneficial interest (the "1997-A SUBI Interest") in Toyota Lease Trust, a Delaware business trust, which 1997-A SUBI Interest represents a beneficial interest in a pool of retail lease contracts for new and used automobiles and light duty trucks (and the related automobiles and light-duty trucks) entered into by various automobile and light duty truck dealers pursuant to contractual arrangements with Toyota Motor Credit Corporation, and which 1997-A SUBI Interest was originally issued to Toyota Leasing, Inc., and then to the Securitization Trust.

    (This Certificate does not represent an obligation of, or an interest in, Toyota Leasing, Inc., Toyota Motor Credit Corporation, or any of their respective affiliates.)

    THIS CERTIFIES THAT TOYOTA LEASING, INC. (the "Transferor") is the registered owner of the entire interest not allocated to the Investor Certificates in the Toyota Auto Lease Trust 1997-A (the "Trust") formed by the Transferor. The Securitization Trust was created pursuant to a Securitization Trust Agreement dated as of __________________1, 1997 (the "Agreement"), between the Transferor and First Bank National Association, a national banking association, as trustee (the "Trustee"). A summary of certain of the pertinent provisions of the Agreement is set forth below. To the extent not otherwise defined herein the capitalized terms used herein have the meanings assigned to them in the Agreement.

    This Certificate is the duly authorized Transferor Certificate issued under the Agreement and designated as the "Toyota Auto Lease Trust 1997-A Automobile Lease Asset Backed Transferor Certificate" (the "Transferor Certificate"). Also issued under the Agreement are Certificates designated as "Toyota Auto Lease Trust 1997-A ____% Automobile Lease Asset Backed Certificates, Class A-1" (the "Class A-1 Certificates"), Certificates designated as "Toyota Auto Lease Trust 1997-A ____% Automobile Contract Asset Backed Certificates, Class A-2" (the "Class A-2 Certificates"), Certificates designated as "Toyota Auto Lease Trust 1997-A ____% Automobile Lease Asset Backed Certificates, Class A-3" (the "Class A-3 Certificates" and, together with the Class A-1 Certificates and the Class A-2 Certificates, the "Class A Certificates") and Certificates designated as "Toyota Auto Lease Trust 1997-A ___% Automobile Lease Asset Backed Certificates, Class B" (the "Class B Certificates" and, together with the Class A Certificates, the "Investor Certificates" and, together with the Transferor Certificate, the "Certificates"). This Transferor Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Transferor Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

    The property of the Securitization Trust includes, among other things, a special unit of beneficial interest (the "1997-A SUBI Interest") in Toyota Lease Trust, a Delaware business trust (the "Titling Trust"), which 1997-A SUBI Interest represents a beneficial interest in a pool of retail automobile and light duty truck lease contracts ("Contracts") and the new and used automobiles and light duty trucks leased thereby ("Leased Vehicles") (such pool of Contracts and Leased Vehicles, the "1997-A SUBI Portfolio") entered into by various automobile and light duty truck dealers pursuant to contractual arrangements with Toyota Motor Credit Corporation, which also acts as servicer (in that capacity, the "Servicer") of the 1997-A SUBI Portfolio. During the Revolving Period, Principal Collections allocable to the 1997-A SUBI Interest generally will be applied towards the allocation to the 1997-A SUBI Portfolio of additional qualifying Contracts and Leased Vehicles from among all other unallocated Contracts and Leased Vehicles owned by the Titling Trust.

    Payments in respect of the 1997-A SUBI Interest will be allocated between the Investor Certificates and this Transferor Certificate and paid to the registered Holder of this Transferor Certificate as provided in the Agreement.

    It is the intention of the Transferor, as the Holder of this Certificate, and the Holders of Investor Certificates that the Investor Certificates will be indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Securitization Trustee and Transferor, as the Holder of this Certificate, by acceptance of this Certificate, agree to treat the Investor Certificates, for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness and to report the transactions contemplated by the Agreement on all applicable tax returns in a manner consistent with such treatment.

    By accepting this Certificate, the Holder hereof waives any claim to any proceeds or assets of the Titling Trustee and to all assets of the Titling Trust other than those from time to time included in the 1997-A SUBI Assets and those proceeds or assets derived from or earned by such 1997-A SUBI Assets.

    In the event that, notwithstanding the statement of intentions and undertakings set forth in Section 4.12(a) of the Agreement and herein, it is finally determined that the Investor Certificates do not evidence indebtedness of the Transferor for all income and franchise tax purposes, but rather represent an equity interest in the assets of the Securitization Trust, then the Transferor, as Holder hereof, agrees (i) to treat the Investor Certificates, together with this Certificate, as representing an interest in a partnership for all tax purposes, (ii) to treat all payments in respect of such Certificates (to the extent not a return of capital) as a "guaranteed payment" thereon made pursuant to Section 707(c) of the Code, and
(iii) to
allocate all other items of income, gain, deduction, loss or credit with respect to the assets and operations of the Securitization Trust to the Transferor.

    The Certificates do not represent an obligation of, or an interest in, the Transferor, the Servicer, the Titling Trust, the Titling Trustee, the Securitization Trustee or any of their respective affiliates. The Certificates are limited in right of payment to certain collections and recoveries respecting the 1997-A SUBI Interest and 1997-A SUBI Certificate and certain monies on deposit in the Reserve Fund and in certain other accounts established for the benefit of the Certificateholders, in each case to the extent and as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the Corporate Trust Office of the Securitization Trustee, and at such other places, if any, designated by the Securitization Trustee, by any Certificateholder upon request.

    The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the parties thereto and the rights of the Certificateholders under the Agreement at any time by the Transferor and the Securitization Trustee. In certain limited circumstances, the Agreement may only be amended with the consent of the Holders of Certificates evidencing not less than 51% of the aggregate Percentage Interest of all Investor Certificates, voting together as a single class.

    As provided in the Agreement, this Certificate shall be owned by the Transferor and may not be transferred.

    As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class, of authorized denominations of a like aggregate principal amount, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Securitization Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

    The obligations and responsibilities created by the Agreement and the Securitization Trust created thereby shall terminate upon the payment to Investor Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held as part of the Securitization Trust. The Transferor may at its option purchase the corpus of the Securitization Trust at a price specified in the Agreement, and such purchase of the 1997-A SUBI Interest and 1997-A SUBI Certificate and other property of the Securitization Trust will effect early retirement of the Certificates; PROVIDED, HOWEVER, such right of purchase is exercisable only on the Distribution Date following the last day of a Collection Period as of which the Certificate Balance shall be less than or equal to ten percent (10%) of the Initial Certificate Balance.

    Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Securitization Trustee, by manual signature, this Transferor Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

   IN WITNESS WHEREOF, the Securitization Trustee on behalf of the Securitization Trust and not in its individual capacity has caused this Transferor Certificate to be duly executed.

Dated:              , 1997          TOYOTA LEASING, INC.
      -------------


(SEAL)                       By:
                                -------------------------
                                Authorized Officer
ATTEST


---------------------------

                     This is the Transferor Certificate referred
                        to in the within-mentioned Agreement.

                                         FIRST BANK NATIONAL ASSOCIATION, as
                                         Trustee


                                          By:
                                             -------------------------------

                                                                    EXHIBIT D-1

                         NON-RULE 144A REPRESENTATION LETTER

Toyota Leasing, Inc.,
19001 S. Western Avenue
Torrance, California  90509

First Bank National Association
11 East Wacker Drive, Suite 3000
Chicago, Illinois 60601

         Re:  Toyota Auto Lease Trust 1997-A ____% Automobile
              LEASE ASSET BACKED CERTIFICATES, CLASS B

Ladies and Gentlemen:

    The undersigned purchaser (the "Purchaser") understands that the purchase of the above-referenced certificates (the "Certificates") may be made only by institutions which are "Accredited Investors" under Regulation D, as promulgated under the Securities Act of 1933, as amended (the "Securities Act"), which includes banks, savings and loan associations, registered brokers and dealers, insurance companies, investment companies and organizations described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), corporations, business trusts and partnerships, not formed for the specific purpose of acquiring the Certificates offered, with total assets in excess of $5,000,000. The undersigned represents on behalf of the Purchaser that the Purchaser is an "Accredited Investor" within the meaning of such definition. The Purchaser is urged to review carefully the responses, representations and warranties it is making herein.

REPRESENTATIONS AND WARRANTIES

    The Purchaser makes the following representations and warranties in order to permit First Bank National Association, as trustee (the "Trustee") of the Toyota Auto Lease Trust 1997-A (the "Securitization Trust"), and Toyota Leasing, Inc. (the "Transferor") to determine its suitability as a purchaser of

                                   D-1-1

Certificates and to determine that the exemption from registration relied upon by the Transferor under Section 4(2) of the Securities Act is available to it.

    1. The Purchaser understands that the Certificates have not been, and throughout their term will not be, registered or qualified under the Securities Act or the securities law of any state and may be resold (which resale is not currently contemplated) only if registered pursuant to the provisions of the Securities Act or if an exemption from registration under the Securities Act and other applicable state securities laws are available, that neither the Transferor nor the Securitization Trustee is required to register the Certificates under the Securities Act or any applicable state securities laws and that any transfer must comply with Section 4.03 of the Securitization Trust Agreement, dated as of _______________1, 1997 (the "Agreement"), among the Transferor, and the Securitization Trustee.

    2. The Purchaser will comply with all applicable federal and state securities laws in connection with any subsequent resale of the Certificates.

    3. The Purchaser is an institutional "accredited investor" within the meaning of paragraphs 1, 2, 3 or 7 Rule 501(a) under the Securities Act and a sophisticated institutional investor and has knowledge and experience in financial and business matters (and, in particular, in such matters related to securities similar to the Certificates) and is capable of evaluating the merits and risks of its investment in the Certificates and is able to bear the economic risk of such investment. The Purchaser has been given such information concerning the Certificates and the Transferor as it has requested.

    4. The Purchaser is acquiring the Certificates as principal for its own account (or for the account of one or more other sophisticated institutional investors for which it is acting as duly authorized fiduciary or agent) for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, subject nevertheless to any requirement of law that the disposition of the Purchaser's property shall at all times be and remain within its control.

                                   D-1-2

    5. Neither the Purchaser nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of any Certificate, any interest in any Certificate or any other similar security of the Transferor to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Certificate, any interest in any Certificate or any other similar security of the Transferor with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Certificates under the Securities Act or which would render the disposition of any Certificate a violation of Section 5 of the Securities Act or any state securities law, require registration or qualification pursuant thereto, or require registration of the Securitization Trust or the Transferor as an "investment company" under the Investment Company Act of 1940, as amended, nor will it act, nor has it authorized or will it authorize any person to act in such manner with respect to the Certificates.

    6. The Purchaser has reviewed the Private Placement Memorandum with respect to the Certificates dated _______ __, 1997, including the Prospectus attached thereto as Exhibit A (the "Private Placement Memorandum"), and the agreements and other materials referred to therein, and has had the opportunity to ask questions and receive answers concerning the terms and conditions of the transaction contemplated by the Private Placement Memorandum and to obtain additional information necessary to verify the accuracy and completeness of any information furnished to the Purchaser or to which the Purchaser had access.

    7. [The Purchaser will not acquire the Certificates with the assets of any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").] [No "prohibited transaction" under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code will occur in connection with our acquisition of the Certificates.] [The acquisition of the Certificates is subject to a statutory or administrative exemption from the "prohibited transaction" provisions of the Employee Retirement Income Security act of 1974, as amended ("ERISA"), and the Code [specifying exemption].l*

                                   D-1-3

    8. [The Purchaser will not acquire the Certificates with the assets of any "employee benefit plan" or any other benefit plan investor.] [The Purchaser represents that it is an insurance company and is holding and will be holding all funds used to purchase the Certificates in its general account, the assets of which such Purchaser reasonably believes do not constitute "plan assets" as defined in the plan asset regulations under ERISA.] [The Purchaser will acquire the Certificates with the assets of an "employee benefit plan" or other benefit plan investor]. *

    9. The Purchaser understands that the Certificates will bear a legend substantially as set forth in the form of Certificate included as Exhibit B to the Agreement.

------------------
* Purchaser required to select applicable sentence.

                                   D-1-4

    10. The Purchaser understands that there is no market, nor is there any assurance that a market will develop, for the Certificates and that the Transferor does not have any obligation to make or facilitate any such market (or to otherwise repurchase the Certificates from the Purchaser) under any circumstances.

    11. The Purchaser has consulted with its own legal counsel, independent accountants and financial advisors to the extent it deems necessary regarding the tax consequences to it of ownership of the Certificates, is aware that its taxable income with respect to the Certificates in any accounting period may not correspond to the cash flow (if any) from the Certificates for such period, and is not purchasing the Certificates in reliance on any representations of the Transferor or its counsel with respect to tax matters.

    12. The Purchaser represents, on behalf of itself (or, if it is acquiring the Certificates on behalf of one or more other sophisticated institutional investors, on behalf of each of such investors) that if the Purchaser or any such other investor is a partnership, grantor trust or S corporation for federal income tax purposes (a "Flow-Through Entity"), any Certificates owned by such Flow-Through Entity will represent less than 50% of the value of all the assets owned by such Flow-Through Entity and no special allocation of income, gain, loss, deduction or credit from such Certificates will be made among the beneficial owners of such Flow-Through Entity.

    13. The Purchaser agrees that it will obtain from any subsequent purchaser of the Certificates substantially the same representations, warranties and agreements contained in the foregoing paragraphs 1 through 12 and in this paragraph 13.

    Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement or the Private Placement Memorandum, as the case may be.

                                   D-1-5

    The representations and warranties contained herein shall be binding upon the successors of the undersigned.

    Executed at                , this     day of              199
               ---------------        ---        ------------    -


                                  ------------------------
                                  Purchaser's Name (Print)


                                  By
                                    -------------------------------

                                    Signature


                                  Its
                                     ------------------------------


                                  ---------------------------------
                                  Address of Purchaser


                                  ---------------------------------
                                  Purchaser's Taxpayer
                                  Identification Number









                                   D-1-6

                                                                     EXHIBIT D-2

                           RULE 144A REPRESENTATION LETTER

Toyota Leasing, Inc.,
19001 S. Western Avenue
Torrance, California  90509

First Bank National Association
11 East Wacker Drive, Suite 3000
Chicago, Illinois 60601

         Re:  Toyota Auto Lease Trust ____% Automobile
              Lease Asset Backed Certificates, Class B
              ----------------------------------------

Ladies and Gentlemen:

    ______________________ (the "Purchaser") is today purchasing in a private resale from ________________________ (the "Transferor") $__________ aggregate principal amount of the above-captioned certificates (the "Certificates"), issued pursuant to the securitization trust agreement, dated as of________ 1, 1997 (the "Agreement"), among Toyota Leasing, Inc. ("the Transferor") and First Bank National Association.

    In connection with the purchase of the Certificates, the Purchaser hereby represents and warrants to each of you as follows:

    1. The Purchaser understands that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state.

    2. The Purchaser is acquiring the Certificates for its own account only for investment and not for any other person, and not with a view to, or for resale in connection with, a distribution that would constitute a violation of the Securities Act or any state securities laws (subject to the understanding that disposition of the Purchaser's property will remain at all times within its control). The Purchaser is not an affiliate of the Transferor, Toyota Motor Credit Corporation, the Securitization


                                    D-2-1

Trustee, any custodian of the Certificates or any of their respective affiliates.

    3. The Purchaser agrees that the Certificates must be held indefinitely by it unless (i) the Certificates are subsequently registered under the Securities Act or (ii) an exemption from the registration requirements of the Securities Act is available.

    4. The Purchaser agrees that if at some time it wishes to dispose of or exchange any of the Certificates, it will not transfer or exchange any of the Certificates unless such transfer or exchange is in accordance with the provisions of Section 4.03 of the Agreement.

    5. The Purchaser is a qualified institutional buyer as defined in Rule 144A of the Securities Act and has completed and is delivering herewith either of the forms of certification to that effect attached as Annexes hereto, it is aware that the sale to it is being made in reliance on Rule 144A, it is acquiring the Certificates for its own account or for the account of a qualified institutional buyer and it understands that such Certificates may be resold, pledged or transferred only (i) to a person who the Transferor reasonably believes is a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or
(ii) pursuant to another exemption from registration under the Securities Act and applicable state securities laws.

    6. Neither the Purchaser nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of any Certificate, any interest in any Certificate or any other similar security of the Transferor to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Certificate any interest in any Certificate or any other similar security of the Transferor with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Certificates under the Securities Act or which would render the disposition of any


                                    D-2-2

Certificate a violation of Section 5 of the Securities Act or any state securities law, require registration or qualification pursuant thereto, or require registration of the 1997-A Securitization Trust or the Transferor as an "investment company" under the Investment Company Act of 1940, as amended, nor will it act, nor has it authorized or will it authorize any person to act in such manner with respect to the Certificates.

    7. [The Purchaser will not acquire the Certificates with the assets of any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").] [No "prohibited transaction" under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended (the "Code"), will occur in connection with our acquisition of the Certificates.] [The acquisition of the Certificates is subject to a statutory or administrative exemption from the "prohibited transaction provisions of the Employee Retirement Income Security act of 1974, as amended ("ERISA"), and the Internal Revenue Code of 1986, as amended (the "Code"), [specifying exemption].](*)

    8. [The Purchaser will not acquire the Certificates with the assets of any "employee benefit plan" or any other benefit plan investor.] [The Purchaser represents that it is an insurance company and is holding and will be holding all funds used to purchase the Certificates in its general account, the assets of which such Purchaser reasonably believes do not constitute "plan assets" as defined in the plan asset regulations under ERISA.] [The Purchaser will acquire the Certificates with the assets of an "employee benefit plan" or other benefit plan investor.]

    9. The Purchaser understands that there is no market, nor is there any assurance that a market will develop, for the Certificates and that the Transferor does not have any obligation to make or facilitate any such market (or to otherwise repurchase the Certificates from the Purchaser) under any circumstances.


____________________

* Purchaser required to select applicable sentence.


                                    D-2-3

    10. The Purchaser has consulted with its own legal counsel, independent accountants and financial advisors to the extent it deems necessary regarding the tax consequences to it of ownership of the Certificates, is aware that its taxable income with respect to the Certificates in any accounting period may not correspond to the cash flow (if any) from the Certificates for such period, and is not purchasing the Certificates in reliance on any representations of the Transferor or its counsel with respect to tax matters.

    11. The Purchaser has reviewed the Private Placement Memorandum with respect to the Certificates dated ________ ___, 1997, including the Prospectus attached as Exhibit A thereto (the "Private Placement Memorandum"), and the agreements and other materials referred to therein, and has had the opportunity to ask questions and receive answers concerning the terms and conditions of the transaction contemplated by the Private Placement Memorandum and to obtain additional information necessary to verify the accuracy and completeness of any information furnished to the Purchaser or to which the Purchaser had access.

    12. The Purchaser understands that the Certificates will bear a legend substantially as set forth in the form of Certificate included as Exhibit B to the Agreement.

    13. The Purchaser hereby further agrees to be bound by all the terms and conditions of the Certificates as provided in the Agreement.

    14. The Purchaser represents that if the Purchaser is a partnership, grantor trust or S corporation for federal income tax purposes (a "Flow-Through Entity"), any Certificates owned by such Flow-Through Entity will represent less than 50% of the value of all the assets owned by such Flow-Through Entity and no special allocation of income, gain, loss deduction or credit from such Certificates will be made among the beneficial owners of such Flow-Through Entity.

    15. If the Purchaser sells any of the Certificates, the Purchaser will obtain from any subsequent purchaser substantially the same representations contained in this Representation Letter.


                                    D-2-4

    Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement or the Private Placement Memorandum, as the case may be.

    The representations and warranties contained herein shall be binding upon the successors of the undersigned.

    Executed at ___________________, this ____ day of ___________ 199_



                                  ______________________________
                                  Purchaser's Name (Print)


                                  By____________________________
                                    Signature

                                  ______________________________
                                  Its

                                  ______________________________
                                  Address of Purchaser

                                  ______________________________
                                  Purchaser's Taxpayer
                                  Identification Number


                                    D-2-5

                                                          ANNEX 1 TO EXHIBIT D-2


     QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

   [For Transferees Other Than Registered Investment Companies]

    The undersigned (the "Purchaser") hereby certifies as follows to the addressees of the Rule 144A Representation Letter to which this certification is attached with respect to the Certificates described therein:

    1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Purchaser.

    2. In connection with purchases by the Purchaser, the Purchaser is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Purchaser owned and/or invested on a discretionary basis $________(**) in securities (except for the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Purchaser satisfies the criteria in the category marked below.

         ___ CORPORATION, ETC. The Purchaser is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

         ___ BANK. The Purchaser (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to

________________________

** Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.


                                    D-2-6
              banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.


                                    D-2-7

         ___ SAVINGS AND LOAN. The Purchaser (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto

         ___  BROKER-DEALER.  The Purchaser is a dealer registered pursuant to
              Section 15 of the Securities Exchange Act of 1934.

         ___ INSURANCE COMPANY. The Purchaser is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia

         ___ STATE OR LOCAL PLAN. The Purchaser is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ___ ERISA PLAN. The Purchaser is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

         ____ INVESTMENT ADVISOR. The Purchaser is an investment advisor registered under the Investment Advisors Act of 1940.

         ___ SMALL BUSINESS INVESTMENT COMPANY. The Purchaser is a small business investment company licensed by the U.S. Small Business Administration under


                                    D-2-8

              Section 301(c) or (d) of the Small Business Investment Act of
              1958.

         ___ BUSINESS DEVELOPMENT COMPANY. The Purchaser is a business development company as defined in Section 202(a) (22) of the Investment Advisors Act of 1940.

         ___ TRUST FUND. The Purchaser is a trust fund whose trustee is a bank or trust company and whose participants are exclusively State or Local Plans or ERISA Plans as defined above, and no participant of the Purchaser is an individual retirement account or an H.R. 10 (Keogh) plan.

    3. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Purchaser, (ii) securities that are part of an unsold allotment to or subscription by the Purchaser, if the Purchaser is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

    4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Purchaser, the Purchaser used the cost of such securities to the Purchaser and did not include any of the securities referred to in the preceding paragraph, except (i) where the Purchaser reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Purchaser may have included securities owned by subsidiaries of the Purchaser, but only if such subsidiaries are consolidated with the Purchaser in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Purchaser's direction. However, such securities were not included if the Purchaser is a majority owned, consolidated subsidiary of another enterprise and the


                                    D-2-9

Purchaser is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

    5. The Purchaser acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Purchaser may be in reliance on Rule 144A.

    6. Until the date of purchase of the Certificates, the Purchaser will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Purchaser's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Purchaser is a bank or savings and loan is provided above, the Purchaser agrees that it will furnish to such parties updated annual financial statements promptly after they become available.


                                  ______________________________
                                  Name of Purchaser or Adviser


                                  By:___________________________
                                     Name:
                                     Title:

                                  Date:_________________________


                                    D-2-10

                                                          ANNEX 2 TO EXHIBIT D-2


     QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

    [For Transferees That are Registered Investment Companies]

    The undersigned (the "Purchaser") hereby certifies as follows to the addressees of the Rule 144A Representation Letter which this certification is attached with respect to the Transferor Certificates described therein:

    1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Purchaser or, if the Purchaser is a "qualified institutional buyer as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because the Purchaser is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

    2. In connection with purchases by the Purchaser, the Purchaser is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Purchaser is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Purchaser alone, or the Purchaser's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year. For purposes of determining the amount of securities owned by the Purchaser or the Purchaser's Family of Investment Companies, the cost of such securities was used, except (i) where the Purchaser or the Purchaser's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

         ___ The Purchaser owned $___________ in securities (other than the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year (such amount being calculated in accordance with Rule 144A).


                                    D-2-11

         ___ The Purchaser is part of a Family of Investment Companies which owned in the aggregate $__________ in securities (other than the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

    3. The term "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

    4. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Purchaser or are part of the Purchaser's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

    5. The Purchaser is familiar with Rule 144A and understands that the parties listed in the Rule 144A Representation Letter to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Purchaser will be in reliance on Rule 144A. In addition, the Purchaser will only purchase for the Purchaser's own account.

    6. Until the date of purchase of the Transferor Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Purchaser's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                  ______________________________
                                  Name of Purchaser or Adviser











                                    D-2-12

                                  By:___________________________
                                     Name:
                                     Title:


                                  IF AN ADVISER:


                                  ______________________________
                                  Name of Purchaser

                                  Date:_________________________











                                    D-2-13